UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Annual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	22

Federal tax information	97

About the Trustees	98

Officers	100

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global inter-relationships that drive the markets. With support from more than 70 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli

Raman Srivastava, CFA

Michael V. Salm

Michael J. Atkin
(Not pictured here)

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

NOK
Norwegian krone
USD
U.S. dollar
EUR
Euro
JPY
Japanese yen
AUD
Australian dollar

Illustration shows the fund's five largest currency exposures as of 10/31/11. Weightings, allocations, and holdings in each currency will vary over time. See page 8 for additional currency exposures.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporates to a wide range of mortgage-backed securities.

	Barclays Capital Global Aggregate Bond Index	Putnam Global Income Trust
International Treasury/agency securities	46%	32%
Investment-grade corporate bonds	17%	16%
U.S. Treasury/agency securities	15%	2%
Agency pass-throughs	12%	3%
Emerging-market bonds	5%	4%
Covered bonds	2%	—
International mortgage-backed securities	2%	—
Commercial mortgage-backed securities	1%	7%
Non-agency residential mortgage-backed securities	—	9%
Agency collateralized mortgage obligations	—	7%
High-yield corporate bonds	—	1%
Net cash	—	21%

Weightings are shown as a percentage of the fund's net assets. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio data on page 6 due to the inclusion of the notional values of certain derivative strategies used to gain sector exposure. It may also differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. For more information on current fund holdings, see pages 24–79.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

D. William Kohli

What was the investment environment like during the fund’s fiscal year ended October 31, 2011?

The past 12 months consisted of two starkly different investment environments. From November to April, so-called “risk assets,” such as stocks, corporate bonds, and emerging-market debt, posted solid gains. In part, this rally was spurred by the Federal Reserve’s [the Fed’s] announcement in November of a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of Treasury bonds by the end of June 2011. Investors had widely anticipated the Fed’s announcement, and Treasury rates jumped higher in the fourth quarter of 2010 and early months of 2011 as investors reallocated to other asset classes.

In early summer, however, this upward trend stalled as investors tried to gauge the implications of the disasters in Japan and the subsequent supply-chain disruptions, as well as some weaker-than-expected economic data in the United States. A series of negative headlines followed, including the threat of political impasse surrounding attempts to raise the federal debt ceiling, Standard & Poor’s [S&P] downgrade of U.S. Treasury debt, and continued challenges in the European sovereign debt negotiations. The result was a significant sell-off in the third quarter of 2011, the worst for risk assets since the financial crisis unraveled markets in 2008. The period ended on a positive note, however, as non-Treasury sectors recorded solid gains in October, helping to recapture some of the ground lost in the prior three months.

During this volatile period, Putnam Global Income Trust recorded a gain for its fiscal year, although its performance lagged that of its benchmark and the average return of its Lipper peer group.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16 and 17.

As you mentioned, S&P cut its AAA rating of U.S. sovereign debt in August, yet U.S. Treasuries were one of the better-performing sectors during the period. How did that affect the fund’s performance?

As has been the case for some time, the fund was positioned so that it was not dependent on declining interest rates in general to drive returns, and particularly not in the U.S. Treasury market. However, the S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating, and sparked a flight to U.S. Treasuries, which many believe remains the safest asset available. The fund had virtually no direct investment in U.S. Treasury bonds, and had a lower duration — which measures interest-rate exposure — than its benchmark throughout the period, both of which detracted from the fund’s relative performance during the summer months. That said, we have not changed our view on how attractive U.S. Treasuries are. We believe the risk of higher interest rates down the road far outweighs the potential benefits derived from owning U.S. Treasuries offering yields at or near historic lows.

We have, however, implemented a more significant tilt toward U.S. dollars within our currency strategy. Approximately 60% of the benchmark index is invested in U.S. dollar-denominated debt, and we believe an overweight position is warranted over the longer-term. Our analysis suggests that other central banks may begin moving their monetary policies more in line with that of the United States, which would generally result in a stronger dollar, and benefit the fund’s currency positioning.

Can you elaborate on the debt situation in Europe? What are the potential consequences of a sovereign default for U.S. investors?

The crux of the issue is that certain European Union countries — particularly Greece, but also Italy, Spain, and Portugal — have amassed government obligations that are now unsustainable given their high levels of

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

unemployment and slow rates of economic growth. Those countries with healthier balance sheets and stronger economies —namely, Germany and France — essentially have been forced to provide massive financial assistance in order to help avoid a default, but the situation is highly fluid and, naturally, politically charged.

The big questions for investors are whether Greece and its southern neighbors will implement the structural changes necessary to avoid a default, or, if not, whether a default will be systematic and controlled or will ignite a wave of defaults among the economically weaker European economies. Finally, it is uncertain what impact a debt restructuring or outright default will have on European banks, particularly French banks, which hold a significant amount of European sovereign debt on their balance sheets. If a number of French banks were to fail as a result of a Greek default, there could be consequences for the broader global banking system, which we find a relatively unlikely worst-case scenario.

Clearly, these issues are interconnected and there are a number of contingencies whose outcomes are difficult to predict. With that being the case, the fund continued to have very little exposure to peripheral European

Credit qualities are shown as a percentage of net assets as of 10/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

debt. As the trajectory of the European economy and the nature of the financial support packages and austerity measures become clearer, we may consider establishing positions in what we believe are undervalued segments of the market but, for the time being, we believe the situation remains too volatile and too uncertain. During the period, this decision to overweight German bonds versus French debt, and underweight Italy, Spain, Portugal, and Ireland helped relative performance, as the prices of peripheral European sovereign debt declined significantly.

How was the fund positioned in mortgage-backed securities, and how did that affect performance?

Returns in mortgage-backed sectors of the market generally were mixed during the past 12 months, with strong performance in the first half and choppier returns in the most recent six months.

In terms of positioning, our allocation to non-agency residential mortgage-backed securities [RMBS] and interest-only collateralized mortgage obligations [CMO IOs] produced mixed results. Both types of securities are derived from pools of mortgages, but RMBS are generally sensitive to credit, or default, risks, while CMO IOs are more sensitive to changes in prepayment rates. Although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS sold off.

Meanwhile, there was some speculation over the period that the U.S. government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Shortly after the end of the reporting period, the Federal Housing Finance Authority announced modifications to the existing Home Affordable Refinance Program [HARP] by allowing certain “underwater” borrowers who

Allocations will vary over time. Due to rounding, percentages may not equal 100%. A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

are current on their payments to refinance their loans at market rates. Yield spreads — a measure of the difference in yield between Treasuries and other bonds — widened sharply in the weeks leading up to the announcement, and our CMO IO position detracted from relative performance during recent months.

I should note that in implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — to isolate the prepayment risks associated with these securities, which we believed offered attractive return potential.

Lastly, the fund’s position in commercial mortgage-backed securities [CMBS] generally helped performance over the past year. The fund’s holdings in CMBS primarily consist of very senior, highly rated bonds, which tend to carry less risk of default or loss of liquidity than the CMBS market as a whole. These positions performed solidly during the first half of the fiscal year, when investors were willing to take some risk, and also held up better than other risk assets during the second half of the period.

How is the fund positioned in emerging markets?

Throughout the past year, we have been highly selective with regard to the fund’s positioning in emerging markets. While we believe the long-term fundamental outlook for emerging markets remains attractive, developing debt markets — especially those of small and open economies — are highly sensitive to capital flows. Any acceleration in outflows could lead to losses in what has been one of the best-performing asset classes over the past decade. Over the next several months, recent rallies in more volatile currencies could reverse course, leading to a continued appreciation in the U.S. dollar, particularly versus emerging Asian market currencies. While the size of the fund’s exposure to emerging markets was fairly neutral versus the benchmark during the period, it represented an underweight relative to a number of its Lipper peers, which acted as a bit of a drag on relative returns. Going forward, however, we believe it is unlikely that emerging-market debt generates the kind of outsized returns it has in recent years, and we believe our more defensive stance may prove prudent.

We’ve talked a bit about currencies in emerging markets and the United States. What other currencies had a notable impact on performance?

It was very challenging attempting to profit from currency positioning during the fund’s fiscal year. There were a number of notable booms and busts in the currencies of countries that had not experienced housing bubbles or the related banking sector weakness, specifically the Swiss franc and Singapore dollar. Both countries experienced such substantial appreciation in their currencies during the past 12 months that they each implemented negative short-term interest rates in an attempt to help stabilize their exchange rates. Likewise, currencies of net commodity exporters, such as Norway, attracted significant inflows. The Norwegian krone cooled off somewhat later in 2011 as oil prices declined. As for the fund, we had short positions in the Swiss franc and Singapore dollar during the latter part of the period, which helped relative returns, but our positioning in commodity-linked currencies generally detracted from performance over the full 12 months. As is typical in the foreign exchange markets, the fund implemented its strategies through the use of currency future contacts, a type of derivative that allows for gaining significant exposure to particular currencies.

You’ve mentioned that the fund uses derivatives. Can you explain how derivatives fit in with the fund’s investment strategy?

Derivatives are typically a means for us to manage the fund’s risk profile. We’re very cognizant of the sources of risk that the fund is exposed to, and manage the portfolio so that it assumes only those risks that we believe are likely to offer the most attractive potential returns. For example, in the current environment of extremely low interest rates, we will often take measures to hedge out the interest-rate risk associated with certain positions, leaving only those risks that we find more desirable to take. Of course, these positions don’t always appreciate in value. During the fund’s fiscal year, some of our derivative positions — including certain total return swaps and interest-rate swaps — detracted from performance, as the associated strategies generally lost ground in the final few months of the period.

What is your outlook?

In our view, a recession in Europe now seems likely, while the chance of a recession in the United States is meaningfully higher than it was just three months ago. That said, we maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated, and we believe the prospects are good for already-lean corporations to surprise on the upside in the final months of the calendar year. Despite the macroeconomic challenges facing U.S. markets — including high unemployment, a stalled housing market, and below-average GDP growth — we believe the fundamentals across a range of fixed-income sectors remain attractive. We believe investors’ flight to quality has led to even more compelling valuations in so-called spread sectors, and we intend to tactically allocate to those areas we find most undervalued. As I mentioned earlier, we continue to have limited exposure to interest-rate risk in the portfolio, although we have been cognizant of the possibility of heightened turbulence over the short term and have taken steps intended to reduce some of the fund’s price volatility, such as increasing our position in the U.S. dollar and increasing the fund’s duration. For longer-term shareholders, we believe that our active management strategy of allocating to sectors that offer what we believe are appealing combinations of risk and return potential could prove prudent should investors regain an appetite for risk and the extreme volatility of recent months subsides.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the fund’s fiscal year, the distribution rate for class A shares was lowered to $0.050 from $0.065, which was the result of declining interest rates in many sectors of the bond market, and because of the fund’s increased focus on higher-quality, lower-yielding segments of the market. Similar reductions were made to other share classes.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Michael Salm, and Raman Srivastava.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.41%	7.23%	6.59%	6.59%	6.61%	6.61%	7.11%	6.97%	7.15%	7.48%

10 years	112.78	104.22	97.53	97.53	97.43	97.43	107.66	100.85	107.72	116.03
Annual average	7.84	7.40	7.04	7.04	7.04	7.04	7.58	7.22	7.58	8.01

5 years	48.20	42.22	42.80	40.80	42.81	42.81	46.37	41.66	46.28	49.97
Annual average	8.19	7.30	7.39	7.08	7.39	7.39	7.92	7.21	7.90	8.44

3 years	56.24	49.94	52.74	49.74	52.83	52.83	55.01	49.96	55.09	57.28
Annual average	16.04	14.46	15.16	14.41	15.19	15.19	15.73	14.46	15.75	16.29

1 year	1.55	–2.53	0.81	–3.97	0.83	–0.12	1.30	–2.01	1.25	1.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/11

	Barclays Capital Global	Lipper Global Income Funds
	Aggregate Bond Index	category average*

Annual average (life of fund)	—†	7.45%

10 years	95.26%	87.97
Annual average	6.92	6.37

5 years	39.77	33.20
Annual average	6.93	5.82

3 years	31.73	36.29
Annual average	9.62	10.76

1 year	4.07	2.41

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 167, 132, 104, 66, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.769		$0.674	$0.677	$0.735		$0.740	$0.803

Capital gains	—		—	—	—		—	—

Total	$0.769		$0.674	$0.677	$0.735		$0.740	$0.803

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$13.15	$13.70	$13.10	$13.10	$13.04	$13.48	$13.14	$13.16

10/31/11	12.58	13.10	12.53	12.53	12.47	12.89	12.56	12.58

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.77%	4.58%	4.12%	4.12%	4.62%	4.47%	4.59%	4.96%

Current 30-day SEC yield [2]	N/A	3.46	2.83	2.84	N/A	3.24	3.34	3.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,753 and $19,743, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,085. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,772 and $21,603, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.42%	7.24%	6.58%	6.58%	6.62%	6.62%	7.12%	6.97%	7.15%	7.48%

10 years	113.99	105.50	98.48	98.48	98.71	98.71	108.66	101.95	108.74	117.23
Annual average	7.90	7.47	7.10	7.10	7.11	7.11	7.63	7.28	7.64	8.07

5 years	48.89	42.96	43.35	41.35	43.48	43.48	47.06	42.31	47.07	50.80
Annual average	8.29	7.41	7.47	7.17	7.49	7.49	8.02	7.31	8.02	8.56

3 years	42.97	37.22	39.61	36.61	39.81	39.81	41.89	37.29	41.90	43.94
Annual average	12.65	11.12	11.76	10.96	11.82	11.82	12.37	11.14	12.37	12.91

1 year	3.45	–0.70	2.62	–2.25	2.65	1.68	3.12	–0.23	3.14	3.65

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10*	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

Annualized expense ratio for the six-month period
ended 10/31/11†	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.56	$9.27	$9.27	$6.80	$6.80	$4.32

Ending value (after expenses)	$969.80	$966.10	$966.20	$968.20	$968.60	$970.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.70	$9.50	$9.50	$6.97	$6.97	$4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,018.30	$1,018.30	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U. S . government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S.

3-Month Treasury Bill Index is an unmanaged

index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 160, 121 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2011

The fund’s portfolio 10/31/11

FOREIGN GOVERNMENT AND AGENCY BONDS
AND NOTES (31.9%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$25,000	$20,500

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,360,000	4,824,911

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.439s, 2012		3,870,000	456,970

Brazil (Federal Republic of) notes 10s, 2012	BRL	837	502,153

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$100,000	117,250

Canada (Government of) bonds 5s, 2037	CAD	200,000	271,942

Colombia (Republic of) unsec. unsub. bonds 4 3/8s, 2021		$350,000	365,750

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (South Korea)	INR	20,600,000	420,461

France (Government of) bonds 3 3/4s, 2021	EUR	4,800,000	7,020,274

Germany (Federal Republic of) bonds 3s, 2020	EUR	19,230,000	29,047,757

Germany (Federal Republic of) bonds Ser. 03, 4 3/4s, 2034	EUR	960,000	1,746,145

Germany (Federal Republic of) bonds Ser. 06, 4s, 2016	EUR	9,800,000	15,347,502

Germany (Federal Republic of) bonds Ser. 08, 4 3/4s, 2040	EUR	2,100,000	4,012,781

Germany (Federal Republic of) bonds Ser. 86, 6s, 2016	EUR	1,960,000	3,304,446

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$210,000	230,815

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		820,000	799,588

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		280,000	300,300

International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. GDIF, 1 1/4s, 2013	GBP	2,100,000	3,418,393

International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. MPLE, 4.3s, 2012	CAD	2,000,000	2,074,683

Italy (Republic of) bonds 4 1/4s, 2020	EUR	4,880,000	5,927,238

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,517,801

Korea Development Bank (The) sr. unsec. unsub. notes 4s,
2016 (South Korea)		$250,000	252,773

Netherlands (Government of) bonds 5s, 2012	EUR	1,200,000	1,712,910

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,806,770

Ontario (Province of) debs. 5s, 2014 (Canada)	CAD	1,100,000	1,196,067

Peru (Republic of) bonds 6.95s, 2031	PEN	840,000	333,865

Sweden (Government of) bonds Ser. 1054, 3 1/2s, 2022	SEK	1,500,000	264,361

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	623,363

Switzerland (Government of) bonds 2s, 2021	CHF	600,000	741,784

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		$700,000	689,500

United Kingdom Treasury bonds 8s, 2021	GBP	830,000	1,974,611

United Kingdom Treasury bonds 4 1/2s, 2034	GBP	2,040,000	3,913,508

United Kingdom Treasury bonds 4 1/4s, 2036	GBP	610,000	1,133,141

United Kingdom Treasury bonds 3 3/4s, 2020	GBP	6,030,000	10,828,091

United Kingdom Treasury bonds 4s, 2022	GBP	2,740,000	5,017,592

United Kingdom Treasury bonds 3 3/4s, 2019	GBP	630,000	1,137,067

Total foreign government and agency bonds and notes (cost $108,076,813)			$113,353,063

CORPORATE BONDS AND NOTES (22.1%)*	Principal amount	Value

Basic materials (1.1%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$165,000	$210,959

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	95,000	109,349

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	215,000	214,700

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	160,000	170,000

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	195,000	222,300

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	225,000	292,295

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	120,000	156,681

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	305,000	340,039

International Paper Co. sr. unsec. notes 9 3/8s, 2019	128,000	164,140

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	157,864

International Paper Co. sr. unsec. notes 7.95s, 2018	155,000	186,034

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	205,000	239,041

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	163,020

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	75,000	102,432

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	400,000	449,940

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	155,000	195,225

Sealed Air Corp. sr. notes 7 7/8s, 2017	100,000	106,803

Sealed Air Corp. 144A notes 5 5/8s, 2013	151,000	157,461

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	21,000	25,935

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	31,000	36,307

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	10,000	11,911

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	180,000	199,914

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	163,520

		4,075,870
Capital goods (0.1%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	253,000	311,768

		311,768
Communication services (2.0%)
America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	100,000	117,968

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	200,532

American Tower Corp. sr. unsec. notes 7 1/4s, 2019	254,000	300,432

American Tower Corp. sr. unsec. notes 7s, 2017	130,000	151,138

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	205,000	256,634

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	265,000	344,944

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	310,000	273,962

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	130,000	128,779

Comcast Corp. company guaranty sr. unsec. notes 6.55s, 2039	10,000	12,289

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	75,000	94,506

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	190,000	194,226

France Telecom notes 8 1/2s, 2031 (France)	195,000	284,527

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	555,000	624,724

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount	Value

Communication services cont.
Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	$135,000	$143,016

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	115,000	147,462

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	152,282

Qwest Corp. notes 6 3/4s, 2021	612,000	650,413

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	97,100

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	105,000	116,928

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	350,000	378,424

TCI Communications, Inc. company guaranty 7 7/8s, 2026	580,000	758,880

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	235,000	238,713

Telefonica Emisiones SAU company guaranty sr. unsec.
unsub. notes 6.221s, 2017 (Spain)	155,000	164,540

Telefonica Emisiones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	185,000	187,498

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	135,125

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	525,000	557,708

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	68,000	93,871

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	162,000	219,634

Verizon Communications, Inc. sr. unsec. unsub. notes 7 3/4s, 2030	110,000	154,020

		7,180,275
Consumer cyclicals (1.3%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	185,000	202,199

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	85,000	88,188

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	170,000	224,482

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	160,000	174,755

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	145,000	172,725

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021	10,000	10,947

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	185,000	212,304

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	310,000	320,075

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	350,000	389,375

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	300,000	328,500

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	260,000	264,266

FUEL Trust 144A company guaranty asset backed notes 4.207s, 2016	640,000	642,489

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)	175,000	195,212

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	231,000	227,535

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	151,888

News America, Inc. company guaranty sr. unsec. notes 6.9s, 2019	80,000	94,744

Owens Corning company guaranty sr. unsec. notes 9s, 2019	87,000	102,116

QVC, Inc. 144A sr. notes 7 1/8s, 2017	80,000	85,200

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sears Holdings Corp. company guaranty 6 5/8s, 2018	$105,000	$90,563

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	165,000	216,969

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	279,965

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	50,000	53,767

		4,528,264
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	63,000	97,324

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	180,000	241,924

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	130,000	172,816

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	154,000	240,485

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	250,840

Beam, Inc. sr. unsec. unsub. notes 3s, 2012	210,000	211,575

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	72,181

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	62,000	67,115

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	370,000	359,363

CVS Pass-Through Trust 144A company guaranty notes 7.507s, 2032	338,605	393,026

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	49,879	52,124

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	380,000	440,201

Kraft Foods, Inc. sr. unsec. notes 5 3/8s, 2020	150,000	173,831

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	753,701

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	115,000	133,400

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	228,643

		3,888,549
Energy (1.6%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	166,000	165,585

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	455,000	571,173

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	265,000	297,234

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	140,000	153,726

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	110,000	111,100

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	95,000	105,688

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec.
notes 4.15s, 2020 (Italy)	605,000	607,535

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)	300,000	344,640

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	185,000	241,137

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	100,000	109,818

Marathon Petroleum Corp. 144A sr. unsec. notes 6 1/2s, 2041	45,000	52,382

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	70,000	70,700

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount	Value

Energy cont.
Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	$160,000	$179,519

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	145,000	154,425

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	55,000	65,588

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	225,000	236,684

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	445,000	455,369

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	410,000	252,663

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	551,942

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	255,000

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	140,000	142,448

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	165,000	191,153

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	175,000	249,099

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	70,000	91,282

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	10,000	11,575

		5,667,465
Financials (7.7%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	215,000	236,087

Aflac, Inc. sr. unsec. notes 6.45s, 2040	185,000	196,560

American Express Co. sr. unsec. notes 8 1/8s, 2019	330,000	424,757

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	135,000	130,275

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	250,000	252,891

AON Corp. jr. unsec. sub. notes 8.205s, 2027	545,000	634,775

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	270,000	282,045

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	535,000	535,659

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.97306s, 2027	415,000	248,233

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	150,000	109,500

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s,
2049 (United Kingdom)	115,000	91,425

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	780,000	870,815

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	220,000	211,133

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	230,000	270,855

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.08617s, 2012	34,375	34,301

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	585,000	582,399

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	295,000	305,325

Citigroup, Inc. sr. notes 6 1/2s, 2013	470,000	497,893

CORPORATE BONDS AND NOTES (22.1%)* cont.		Principal amount	Value

Financials cont.
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019		$5,000	$6,187

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		80,000	80,737

CNA Financial Corp. unsec. notes 6 1/2s, 2016		260,000	282,017

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	112,642

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)		120,000	124,864

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, 2017 (United Kingdom)		378,000	326,970

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		370,000	400,489

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)		5,000	5,168

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, perpetual maturity		745,000	566,200

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R		22,000	23,130

Erac USA Finance Co. 144A sr. notes 4 1/2s, 2021		445,000	454,701

Eurasian Development Bank 144A sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)		100,000	106,400

Fleet Capital Trust V bank guaranteed jr. sub. FRN
1.35022s, 2028		570,000	345,405

GE Capital Trust IV 144A unsec. sub. bonds FRB 4 5/8s, 2066	EUR	90,000	104,281

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		$415,000	458,854

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.47839s, 2016		145,000	134,907

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037		720,000	792,340

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		530,000	479,083

Glen Meadow Pass-Through Trust 144A jr. sub. notes FRN
6.505s, 2067		380,000	285,000

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	220,813

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		30,000	28,757

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		220,000	224,400

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)		650,000	455,000

HSBC Finance Capital Trust IX FRN 5.911s, 2035		200,000	176,000

HSBC Holdings PLC sr. unsec. notes 5.1s, 2021 (United Kingdom)		170,000	183,102

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	338,201

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		100,000	102,500

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		220,000	206,250

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.28617s, 2047		964,000	665,557

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058		190,000	228,950

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037		265,000	230,550

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)		175,000	187,440

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount	Value

Financials cont.
Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	$1,040,000	$968,641

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	540,000	528,882

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)	295,000	343,398

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	140,000	142,619

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	435,000	656,379

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	80,000	79,809

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	220,000	232,902

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2038	300,000	351,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	122,792

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	425,000	433,253

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	102,550

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	205,000	203,975

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	35,000	37,263

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	40,000	48,258

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s, 2015 (Sweden)	365,000	339,450

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	815,000	731,374

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	335,000	338,350

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	30,605

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	945,000	937,913

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	15,000	18,212

Prudential Financial, Inc. sr. notes 6.2s, 2015	15,000	16,489

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	100,347

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	170,000	183,007

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 9s, 2014 (Russia)	215,000	238,650

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	600,000	585,773

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	658,705

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	60,000	68,703

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	252,000	283,678

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Part sr. unsec. notes 5s, 2018 R	270,000	257,638

Societe Generale SA 144A jr. unsec. sub. bonds FRB
1.12761s, 2017 (France)	445,000	243,722

Standard Chartered Bank 144A unsec. sub. notes 6.4s, 2017
(United Kingdom)	435,000	443,559

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049
(United Kingdom)	100,000	89,542

State Street Capital Trust IV company guaranty jr. unsec.
sub. bonds FRB 1.34711s, 2037	550,000	384,056

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	85,000	93,311

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	135,000	146,147

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount		Value

Financials cont.
Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		$210,000	$267,135

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		500,000	522,500

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		175,000	178,955

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		100,000	102,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		699,000	731,329

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		100,000	102,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		310,000	320,162

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)		405,000	430,741

			27,348,597
Government (3.5%)
African Development Bank sr. unsec. unsub. notes Ser. MPLE,
4.85s, 2012 (Supra-Nation)	CAD	4,000,000	4,114,051

Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,328,015

Inter-American Development Bank sr. unsec.
unsub. notes Ser. MPLE, 4 1/4s, 2012 (Supra-Nation)	CAD	3,000,000	3,102,002

KFW govt. guaranty sr. unsec. unsub. bonds Ser. 8, 3 7/8s,
2013 (Germany)	EUR	1,055,000	1,527,611

Landwirtschaftliche Rentenbank govt. guaranty unsec.
unsub. bonds 3 1/4s, 2014 (Germany)	EUR	1,055,000	1,521,685

			12,593,364
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$200,000	254,483

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		250,000	274,819

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		135,000	136,350

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037		175,000	219,237

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020		28,000	29,917

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		85,000	98,870

			1,013,676
Technology (0.3%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020		145,000	151,888

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018		35,000	36,313

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018		116,000	127,199

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,833

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018		465,000	529,348

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		105,000	111,138

			961,719

CORPORATE BONDS AND NOTES (22.1%)* cont.		Principal amount	Value
Transportation (0.5%)
American Airlines 2011-2 Class A Pass Through Trust company
guaranty secured airplanes 8 5/8s, 2021		$265,000	$264,338

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040		10,000	11,831

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041		295,000	336,512

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018		86,488	88,434

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017		160,074	162,475

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042		60,000	61,056

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		132,057	138,330

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019		158,921	170,840

Norfolk Southern Corp. sr. unsec. notes 6s, 2111		140,000	161,066

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022		190,319	200,311

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022		40,036	39,836

			1,635,029
Utilities and power (2.6%)
Arizona Public Services Co. sr. unsec. notes 5.05s, 2041		200,000	216,874

Beaver Valley Funding Corp. sr. bonds 9s, 2017		157,000	167,527

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		567,274	606,983

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019		405,000	478,363

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.35306s, 2013		130,000	127,400

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016		230,000	248,400

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.66856s, 2066		350,000	296,405

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)		335,000	300,437

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		105,000	132,353

Electricite de France 144A notes 6.95s, 2039 (France)		200,000	255,840

Electricite de France 144A sr. notes 4.6s, 2020 (France)		190,000	202,379

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)		175,000	169,400

Energy Transfer Partners LP sr. unsec. unsub. notes 6.05s, 2041		415,000	426,521

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.7s, 2042		620,000	685,127

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	383,968

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036		$155,000	172,413

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	144,050

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012		185,000	197,491

Nevada Power Co. notes 6 1/2s, 2018		195,000	234,078

NGPL PipeCo, LLC 144A sr. unsec. notes 7.119s, 2017		225,000	235,838

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016		105,000	136,461

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012		65,767	65,822

CORPORATE BONDS AND NOTES (22.1%)* cont.	Principal amount		Value

Utilities and power cont.
PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		$640,000	$684,157

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		240,000	237,600

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020		20,000	22,415

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018		75,000	84,456

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017		20,000	23,820

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		530,000	687,824

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)		340,000	346,519

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019		45,000	55,192

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	200,566

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018		145,000	192,029

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067		830,000	821,700

			9,240,408

Total corporate bonds and notes (cost $75,385,944)			$78,444,984

MORTGAGE-BACKED SECURITIES (20.6%)*	Principal amount		Value

Adjustable Rate Mortgage Trust
FRB Ser. 06-1, Class 5A1, 3.294744s, 2036		$688,658	$303,010
FRB Ser. 06-1, Class 2A1, 3.158736s, 2036		2,297,011	1,148,506

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.43472s, 2046		2,237,431	973,283

American Home Mortgage Investment Trust FRB Ser. 06-2,
Class 1A2, 0.40472s, 2046 F		2,099,607	744,994

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049		841,178	849,254
FRB Ser. 07-3, Class A3, 5.623487s, 2049		90,000	94,864
FRB Ser. 04-3, Class B, 5.598913s, 2039		1,200,000	1,166,789
Ser. 06-5, Class A2, 5.317s, 2047		1,431,235	1,444,598

Banc of America Commercial Mortgage, Inc. 144A
Ser. 07-5, Class XW, IO, 0.421056s, 2051		5,544,117	89,072
Ser. 04-4, Class XC, IO, 0.266973s, 2042		1,373,851	27,734
Ser. 06-5, Class XC, IO, 0.247923s, 2047		2,115,408	32,461

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A2, 2.813812s, 2036		2,604,251	1,197,956
FRB Ser. 07-B, Class A1, 0.45472s, 2047		2,135,529	1,195,896

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1,
0.45472s, 2047		2,482,882	1,092,468

Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, 2.93s, 2023	CAD	5,201,265	152,372
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	7,510,272	264,470
FRB Ser. 06-CD1A, Class A1, 1.49s, 2023	CAD	499,597	477,417

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 35A1, 5.584678s, 2036		$670,566	402,339
FRB Ser. 06-3, Class 33A1, 5.529877s, 2036		2,890,907	1,235,863
FRB Ser. 05-10, Class 24A1, 2.598281s, 2036		512,625	250,776

MORTGAGE-BACKED SECURITIES (20.6%)* cont.		Principal amount	Value

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-IM1,
Class A1, 0.47472s, 2036		$975,287	$482,767

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.311736s, 2032		100,000	104,205
FRB Ser. 07-PW16, Class A2, 5.663293s, 2040		346,429	352,453

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.181553s, 2038		1,166,536	17,906

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043		450,000	413,402

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.147855s, 2049		35,657,603	441,085

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048		161,924	163,560

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.170873s, 2049		7,723,197	67,964
Ser. 07-CD5, Class XS, IO, 0.049002s, 2044		1,562,119	6,692

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		45,098	46,558

Commercial Mortgage Pass-Through Certificates Ser. 06-C8,
Class A2B, 5.248s, 2046		190,443	190,968

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	102,358	115,207
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	46,127	55,626

Countrywide Alternative Loan Trust FRB Ser. 05-84,
Class 4A1, 5.71976s, 2036		$1,525,277	884,661

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.795425s, 2039		573,873	580,294
Ser. 07-C1, Class AAB, 5.336s, 2040		295,000	305,119

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.16788s, 2039		5,471,089	73,143
Ser. 07-C2, Class AX, IO, 0.106637s, 2049		10,657,203	66,831

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038 F		488,000	435,621
Ser. 05-C5, Class AM, 5.1s, 2038		370,000	381,331

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		273,000	285,632
FRB Ser. 03-CK2, Class G, 5.744s, 2036		317,000	309,864
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	26,298
Ser. 03-C3, Class AX, IO, 1.73164s, 2038		3,536,937	67,326
Ser. 03-CK2, Class AX, IO, 1.081652s, 2036		1,815,672	19,275
Ser. 04-C4, Class AX, IO, 0.350686s, 2039		714,404	16,113

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 2007-AR3, Class 2A5, 0.44472s, 2037 F		2,301,321	1,150,094
FRB Ser. 06-AR3, Class A5, 0.41472s, 2036		567,826	344,954

DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B4, 6.1s, 2032		197,884	194,730
Ser. 98-CF2, Class B3, 6.04s, 2031		277,643	288,489

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.83544s, 2014 (United Kingdom)	GBP	15,834	15,276

MORTGAGE-BACKED SECURITIES (20.6%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.62668s, 2032	$115,481	$182,934
IFB Ser. 3408, Class EK, 24.81397s, 2037	57,861	83,221
IFB Ser. 3072, Class SM, 22.904454s, 2035	147,602	225,225
IFB Ser. 3072, Class SB, 22.757789s, 2035	132,540	201,355
IFB Ser. 3249, Class PS, 21.472011s, 2036	120,688	169,289
IFB Ser. 3065, Class DC, 19.13001s, 2035	118,400	174,634
IFB Ser. 2990, Class LB, 16.323757s, 2034	127,918	170,691
IFB Ser. 3031, Class BS, 16.116674s, 2035	139,621	197,109
IFB Ser. 3287, Class SE, IO, 6.45667s, 2037	259,805	34,616
IFB Ser. 3856, Class PS, IO, 6.35667s, 2040	5,437,063	793,267
IFB Ser. 3485, Class SI, IO, 6.30667s, 2036	127,891	18,570
IFB Ser. 3934, Class SA, IO, 6.2s, 2041	1,380,000	233,951
IFB Ser. 3763, Class WS, IO, 5.79667s, 2039	9,431,012	1,412,200
Ser. 3645, Class ID, IO, 5s, 2040	208,145	23,121
Ser. 3632, Class CI, IO, 5s, 2038	236,673	25,528
Ser. 3626, Class DI, IO, 5s, 2037	163,667	9,450
Ser. 3740, Class IP, IO, 5s, 2037	1,849,137	214,056
Ser. 3623, Class CI, IO, 5s, 2036 F	149,193	16,095
IFB Ser. 3852, Class SG, 4.78667s, 2041	1,052,867	1,022,523
Ser. 3747, Class HI, IO, 4 1/2s, 2037	384,324	46,542
Ser. 3707, Class PI, IO, 4 1/2s, 2025	1,984,689	153,397
Ser. 3707, Class HI, IO, 4s, 2023	715,577	30,104
Ser. 3327, Class IF, IO, zero %, 2037	6,163	2
Ser. 3300, PO, zero %, 2037	28,587	25,926
FRB Ser. 3326, Class WF, zero %, 2035	23,390	23,459
FRB Ser. 3003, Class XF, zero %, 2035	7,338	7,273

Federal National Mortgage Association
IFB Ser. 11-111, Class DS, IO, 6.4s, 2038	2,779,000	516,283
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	1,511,761	230,423
IFB Ser. 11-111, Class SD, IO, 6 1/4s, 2041	3,009,000	622,953
IFB Ser. 404, Class S13, IO, 6.15528s, 2040	4,758,081	659,090
IFB Ser. 11-101, Class BS, IO, 5.80528s, 2039	3,448,181	552,743
IFB Ser. 10-124, Class SJ, IO, 5.80528s, 2038	17,733,435	2,679,522

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.40224s, 2037	75,388	154,005
IFB Ser. 06-8, Class HP, 23.66936s, 2036	104,581	163,952
IFB Ser. 07-53, Class SP, 23.30269s, 2037	129,049	180,759
IFB Ser. 05-75, Class GS, 19.51584s, 2035	142,643	199,229
IFB Ser. 10-46, Class SB, IO, 6.20528s, 2040	2,626,769	351,068
Ser. 10-67, Class BI, IO, 5 1/2s, 2025 F	786,588	79,168
Ser. 10-21, Class IP, IO, 5s, 2039 F	508,743	72,115
Ser. 10-83, Class HI, IO, 5s, 2039	3,102,631	442,404
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	907,468	40,836
Ser. 07-64, Class LO, PO, zero %, 2037	29,372	26,846
Ser. 04-61, Class CO, PO, zero %, 2031	26,182	25,477

First Horizon Alternative Mortgage Securities FRB
Ser. 06-AA5, Class A1, 2.259312s, 2036 F	2,718,280	1,223,226

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	218,800
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	126,770

MORTGAGE-BACKED SECURITIES (20.6%)* cont.	Principal amount	Value

First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	$285,000	$280,725

GE Capital Commercial Mortgage Corp. FRB Ser. 04-C3,
Class B, 5.342557s, 2039 F	423,000	399,574

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037	534,000	541,455
Ser. 07-C1, Class XC, IO, 0.075771s, 2049	14,857,449	74,986

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	355,000	328,059

Government National Mortgage Association
IFB Ser. 11-37, Class SB, IO, 6.45528s, 2038	2,490,103	401,250
IFB Ser. 10-167, Class SM, IO, 6.43667s, 2040	3,413,091	627,121
IFB Ser. 10-85, Class SD, IO, 6.40528s, 2038	1,990,178	329,175
IFB Ser. 11-37, Class SD, IO, 6.40528s, 2038	3,203,576	511,018
IFB Ser. 10-31, Class HS, IO, 6.35528s, 2039	3,393,177	572,497
IFB Ser. 10-85, Class SE, IO, 6.30528s, 2040	5,185,231	888,956
IFB Ser. 10-53, Class SA, IO, 6.25528s, 2039	8,775,702	1,467,034
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	2,823,228	480,451
IFB Ser. 10-171, Class SB, IO, 6.20667s, 2040	6,607,178	1,176,540
IFB Ser. 10-24, Class BS, IO, 6.18528s, 2038	2,717,735	434,729
IFB Ser. 10-20, Class SC, IO, 5.90528s, 2040	1,171,712	201,745
IFB Ser. 10-158, Class SA, IO, 5.80528s, 2040	6,966,533	1,179,225
IFB Ser. 10-160, Class SM, IO, 5.75528s, 2038	4,562,842	719,560
Ser. 2011-25, IO, 5s, 2038	15,936,270	2,278,887
Ser. 10-103, Class IM, IO, 4 1/2s, 2039 F	3,132,402	448,457
Ser. 10-103, Class DI, IO, 4 1/2s, 2038 F	2,333,810	340,871
FRB Ser. 07-35, Class UF, zero %, 2037	2,628	2,576

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	404,000	371,761

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	286,990	291,025

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	70,448	71,153
Ser. 03-C1, Class X1, IO, 0.839486s, 2040	4,544,972	27,679

Harborview Mortgage Loan Trust FRB Ser. 06-6, Class 3A1A,
2.68355s, 2036	1,961,753	980,877

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR7, Class 2A1, 4.677537s, 2037	343,232	168,184
FRB Ser. 06-AR39, Class A1, 0.42472s, 2037	7,226,659	3,360,396
FRB Ser. 06-AR21, Class A1, 0.36472s, 2036	1,204,827	445,786

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.44472s, 2037	1,949,951	740,981
FRB Ser. 06-A7, Class 1A1, 0.40472s, 2036	1,858,589	892,123
FRB Ser. 07-A1, Class 1A3A, 0.39472s, 2037	1,357,369	563,308

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 5.864s, 2045	68,594	68,615
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	405,685
Ser. 07-LDPX, Class A3S, 5.317s, 2049	580,000	594,812
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,014,000	1,021,352
Ser. 06-LDP8, Class X, IO, 0.556657s, 2045	2,593,132	52,962
Ser. 06-CB17, Class X, IO, 0.504656s, 2043	23,573,438	503,859
Ser. 07-LDPX, Class X, IO, 0.337341s, 2049	4,593,568	51,926

MORTGAGE-BACKED SECURITIES (20.6%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.150035s, 2051	$8,382,748	$83,274

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	121,047

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class AM, 5.413s, 2039 F	683,000	655,615
Ser. 03-C5, Class F, 4.843s, 2037	442,000	406,640
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	978,316	19,963

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.68934s, 2038	1,571,116	37,839
Ser. 06-C7, Class XCL, IO, 0.300708s, 2038	2,880,230	42,204
Ser. 05-C2, Class XCL, IO, 0.263153s, 2040	4,044,516	28,619
Ser. 06-C6, Class XCL, IO, 0.219124s, 2039	14,125,591	249,769
Ser. 07-C2, Class XCL, IO, 0.195703s, 2040	8,409,806	101,052
Ser. 06-C1, Class XCL, IO, 0.120486s, 2041	10,320,483	110,429

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.37472s, 2037	450,902	193,888

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.827867s, 2050	539,000	575,679
FRB Ser. 07-C1, Class A2, 5.723867s, 2050	1,067,854	1,079,773
Ser. 08-C1, Class A2, 5.425s, 2051	102,443	104,603

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.363s, 2049	322,530	313,257

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5,
Class X, IO, 4.753334s, 2049	192,519	13,958

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	270,599
FRB Ser. 07-IQ15, Class A2, 5.843688s, 2049	413,000	420,745
Ser. 07-IQ14, Class A2, 5.61s, 2049	392,887	406,073
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	531,063	541,790
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	243,781	211,139
Ser. 05-HQ5, Class X2, IO, 0.166714s, 2042	38,575,493	133,085

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	360,000	295,200
Ser. 05-HQ5, Class X1, IO, 0.121685s, 2042	1,491,457	7,800

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	359,000	344,529

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	656,143	666,044

Nomura Asset Acceptance Corp. FRB Ser. 06-AR4, Class A1A,
0.41472s, 2036	3,109,376	1,150,469

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	100,000	4,000

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 1.845604s, 2036	551,334	4,025

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	1,850,772	259,108
Ser. 07-4, Class 1A4, IO, 1s, 2045	2,516,064	102,152

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.907622s, 2039 F	1,008,000	872,722

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	343,093	341,377

MORTGAGE-BACKED SECURITIES (20.6%)* cont.	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	$121,211	$123,747
Ser. 07-C30, Class APB, 5.294s, 2043	112,000	117,306
Ser. 07-C34, IO, 0.378367s, 2046	2,263,560	35,877

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A1, 0.29472s, 2036	3,107,344	1,180,791

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	87,000	43,935
Ser. 05-C1A, Class C, 4.9s, 2036	85,000	85,714

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-HY1, Class A3A, 0.47472s, 2037	2,413,511	1,319,126
FRB Ser. 07-0C2, Class A1, 0.34472s, 2037	1,545,348	741,764

Total mortgage-backed securities (cost $76,360,582)		$73,221,874

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)*	strike price	amount	Value

Option on an interest rate swap with Bank of
America, N.A. for the right to pay a fixed rate
of 0.5175% versus the three month USD-LIBOR-BBA
maturing November 2013.	Nov-11/0.5175	$11,896,982	$11,659

Option on an interest rate swap with Bank of
America, N.A. for the right to pay a fixed rate
of 0.5325% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.5325	11,896,982	18,976

Option on an interest rate swap with Bank of
America, N.A. for the right to pay a fixed rate of
1.81% versus the three month USD-LIBOR-BBA
maturing February 2017.	Feb-12/1.81	10,995,947	38,156

Option on an interest rate swap with Bank of
America, N.A. for the right to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.355	3,773,000	64,141

Option on an interest rate swap with Bank of
America, N.A. for the right to receive a fixed
rate of 0.5175% versus the three month
USD-LIBOR-BBA maturing November 2013.	Nov-11/0.5175	11,896,982	250

Option on an interest rate swap with Bank of
America, N.A. for the right to receive a fixed rate
of 0.5325% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.5325	11,896,982	6,424

Option on an interest rate swap with Bank of
America, N.A. for the right to receive a fixed rate
of 1.81% versus the three month USD-LIBOR-BBA
maturing February 2017.	Feb-12/1.81	10,995,947	235,093

Option on an interest rate swap with Bank of
America, N.A. for the right to receive a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.355	3,773,000	57,161

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	15,990,000	56,605

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.6075	$6,315,000	$9,182

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	3,773,000	25,355

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	6,937,678	486

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	5,916,923	74,021

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	7,100,307	88,399

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	2,366,769	23,502

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	5,916,923	58,933

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	5,916,923	55,915

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.89% versus
the three month USD-LIBOR-BBA maturing June 2021.	Jun-16/4.89	333,570	6,699

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	15,990,000	20,627

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	6,315,000	10,104

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	3,773,000	21,582

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.765%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.765	4,027,000	22,914

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	8,050,000	70,840

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 2.015%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/2.015	$1,611,000	$17,028

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	6,937,678	544,746

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	5,916,923	491,400

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	7,100,307	594,438

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.51	2,366,769	222,713

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	5,916,923	561,279

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.5375	5,916,923	570,096

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	Jun-16/4.39	333,570	22,644

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	Jun-16/5.12	338,985	6,180

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9275% versus
the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	8,050,000	70,840

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9475%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/1.9475	8,101,000	41,072

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/2.1075	8,101,000	130,183

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
June 2021.	Jun-16/4.12	338,985	20,146

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 3.425%
versus the three month USD-LIBOR-BBA maturing
November 2041.	Nov-11/3.425	1,208,300	1,704

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	$8,050,000	$70,840

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	8,101,000	130,183

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	1,208,300	112,191

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	11,896,982	24,365

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	11,896,982	29,505

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	3,773,000	16,224

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.355% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.355	2,351,234	47

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	11,896,982	12,016

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	11,896,982	16,299

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	3,773,000	11,055

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	8,050,000	70,840

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	8,050,000	83,801

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
3.855% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/3.855	2,351,234	417,767

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.476	$15,990,000	$42,374

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.53	15,990,000	31,692

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.61	7,995,000	11,673

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 2014.	Nov-11/0.715	9,473,000	16,388

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 2014.	Dec-11/0.745	9,473,000	25,975

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA maturing
March 2017.	Mar-12/1.86	7,587,846	34,145

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.01	7,512,000	290,940

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/2.03	7,512,000	314,377

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA maturing
February 2022.	Feb-12/2.0525	7,512,000	333,758

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 2022.	Mar-12/2.075	7,512,000	350,660

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/2.99	10,339,779	396,634

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026.	Sep-16/3.49	3,489,851	270,778

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA maturing
November 2041.	Nov-11/4.0325	2,053,580	2

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 2042.	Jan-12/4.60	$3,109,358	$466

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.476% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	15,990,000	6,236

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.53% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	15,990,000	11,673

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.61% versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	7,995,000	13,112

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	9,473,000	10,041

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.745% versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	9,473,000	19,799

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.86% versus the three month USD-LIBOR-BBA
maturing March 2017.	Mar-12/1.86	7,587,846	174,141

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	8,050,000	70,840

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.96325% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.96325	8,101,000	42,935

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	8,050,000	83,801

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.01% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	7,512,000	35,231

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.03% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	7,512,000	56,115

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	7,512,000	73,242

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.075% versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	$7,512,000	$87,590

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.11875% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.11875	8,101,000	132,775

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.1825% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	1,671,000	31,348

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.27% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27	1,671,000	25,399

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.35% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	1,671,000	37,865

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.99% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	10,339,779	407,594

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	Sep-16/3.49	3,489,851	239,718

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.60% versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60	3,109,358	410,311

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	2,053,580	443,286

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	3,773,000	40,484

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	5,804,219	57,520

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	5,496,611	51,228

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.565% versus the three month USD-LIBOR-BBA
maturing June 2021.	Jun-16/4.565	331,452	7,713

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 1.9275% versus the three month USD-LIBOR-
BBA maturing April 2022.	Apr-12/1.9275	$8,050,000	$70,840

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.953% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953	8,101,000	41,963

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	3,773,000	30,788

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	5,804,219	538,632

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	5,496,611	531,083

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 4.565% versus the three month USD-LIBOR-BBA
maturing June 2021.	Jun-16/4.565	331,452	24,393

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus the
six month CHF-LIBOR-BBA maturing January 2014.	Jan-12/1.722	CHF5,730,000	4,478

Total purchased options outstanding (cost $9,632,190)			$11,198,662

ASSET-BACKED SECURITIES (3.0%)*	Principal amount		Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.11972s, 2034		$12,877	$3,911

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		221,183	130,498
Ser. 00-A, Class A3, 7.83s, 2030 F		2,694,513	1,502,793

Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		104,503	70,801
Ser. 00-4, Class A5, 7.97s, 2032		36,166	23,960
FRB Ser. 02-1, Class M1A, 2.28944s, 2033		1,418,000	1,234,844

Countrywide Asset Backed Certificates
FRB Ser. 07-BC2, Class 2A3, 0.48472s, 2037 F		466,000	181,651
FRB Ser. 07-3, Class 2A2, 0.41472s, 2047		2,114,000	1,493,188

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043	EUR	327,000	296,368
FRB Ser. 03-2, Class 3C, 3.52s, 2043	GBP	121,603	128,069

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,357	110,520
Ser. 94-4, Class B2, 8.6s, 2019		71,771	35,728
Ser. 97-6, Class M1, 7.21s, 2029		14,000	11,989
Ser. 93-3, Class B, 6.85s, 2018		1,848	1,680

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031		731,215	681,858

ASSET-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value

GSAA Home Equity Trust
FRB Ser. 05-11, Class 3A4, 0.49472s, 2035	$322,009	$241,507
FRB Ser. 06-16, Class A1, 0.30472s, 2036	2,131,573	852,629

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.41472s, 2037	545,919	240,204

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.44472s, 2034	11,020	2,623

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.40472s, 2036	52,667	21,095
FRB Ser. 06-2, Class A2C, 0.39472s, 2036	74,000	38,891

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	157,736	137,428
Ser. 00-D, Class A4, 7.4s, 2030	297,827	182,419
Ser. 01-D, Class A4, 6.93s, 2031	1,036,157	758,985
Ser. 98-A, Class M, 6.825s, 2028	12,000	11,656
Ser. 01-E, Class A4, 6.81s, 2031	8,950	7,127
Ser. 01-C, Class A2, 5.92s, 2017	87,923	41,324
Ser. 02-A, Class A2, 5.01s, 2020	98,623	94,117

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	38,698	35,747

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.45472s, 2036	125,000	36,582

Structured Asset Securities Corp. FRB Ser. 06-BC2,
Class A3, 0.39472s, 2036 F	4,028,398	2,119,944

Total asset-backed securities (cost $11,944,299)		$10,730,136

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (2.8%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	$44,239	$47,859
5 1/2s, June 1, 2035	55,807	60,636
5 1/2s, April 1, 2020	38,043	41,122

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	205,277	233,443
6 1/2s, with due dates from September 1, 2036 to
November 1, 2037	163,550	180,048
6s, July 1, 2037	16,942	18,579
6s, with due dates from May 1, 2021 to October 1, 2021	118,132	128,285
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	125,083	135,849
5s, May 1, 2037	432,526	465,185
5s, with due dates from May 1, 2020 to March 1, 2021	21,685	23,412
4 1/2s, TBA, November 1, 2041	5,000,000	5,287,500
4s, with due dates from May 1, 2019 to September 1, 2020	264,202	279,662
4s, TBA, November 1, 2041	3,000,000	3,118,828

Total U.S. government agency mortgage obligations (cost $9,909,298)		$10,020,408

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$119,884

IL State G.O. Bonds
4.421s, 1/1/15	45,000	46,969
4.071s, 1/1/14	135,000	138,970

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	116,241

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	125,672

Total municipal bonds and notes (cost $490,698)		$547,736

SENIOR LOANS (—%)* [c]	Principal amount	Value

Aramark Corp. bank term loan FRN Ser. B, 2.244s, 2014	$7,147	$7,030

Aramark Corp. bank term loan FRN Ser. B2, 3.619s, 2016	15,770	15,573

Aramark Corp. bank term loan FRN Ser. C, 0.089s, 2016	1,037	1,024

Aramark Corp. bank term loan FRN Ser. C, 0.089s, 2014	576	555

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.247s, 2015	21,785	19,171

Charter Communications, Inc. bank term loan FRN Ser. C,
3.62s, 2016	23,146	22,943

Freescale Semiconductor, Inc. bank term loan FRN 4.489s, 2016	13,844	13,290

National Bedding Co., LLC bank term loan FRN Ser. B,
3 7/8s, 2013	9,495	9,376

SunGard Data Systems, Inc. bank term loan FRN 1.991s, 2014	1,182	1,162

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3.9s, 2016	24,490	24,154

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.758s, 2017	25,177	17,108

Univision Communications, Inc. bank term loan FRN 4.489s, 2017	26,405	25,362

West Corp. bank term loan FRN Ser. B2, 2.692s, 2013	5,434	5,346

West Corp. bank term loan FRN Ser. B5, 4.567s, 2016	13,216	13,068

Total senior loans (cost $178,931)		$175,162

SHORT-TERM INVESTMENTS (28.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	68,002,293	$68,002,293

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011 # ##	$5,054,000	5,053,575

U.S. Treasury Bills with an effective yield of 0.095%,
May 31, 2012 ##	200,000	199,888

U.S. Treasury Bills with effective yields ranging from
0.062% to 0.150%, November 17, 2011 # ##	11,831,000	11,830,351

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.125%, May 3, 2012 # ##	3,794,000	3,791,890

U.S. Treasury Bills with effective yields ranging from
0.082% to 0.111%, July 26, 2012 # ##	6,731,000	6,725,771

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.109%, February 9, 2012 ##	911,000	910,727

U.S. Treasury Bills with effective yields ranging from
0.074% to 0.079%, June 28, 2012 # ##	4,747,000	4,744,652

Total short-term investments (cost $101,259,147)		$101,259,147

TOTAL INVESTMENTS

Total investments (cost $393,237,902)		$398,951,172

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $355,655,944.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $140,236,850 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.6%	Canada	1.0%

Germany	14.2	Netherlands	0.6

United Kingdom	7.5	Russia	0.5

Supra-Nation	2.4	Sweden	0.5

France	2.3	Brazil	0.5

Italy	1.7	Other	2.9

Argentina	1.3	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/16/11	$1,173,833	$1,070,837	$(102,996)

	Brazilian Real	Buy	11/16/11	574,723	531,062	43,661

	British Pound	Buy	11/16/11	27,331	26,368	963

	Canadian Dollar	Sell	11/16/11	1,841,158	1,752,228	(88,930)

	Chilean Peso	Sell	11/16/11	76,568	70,437	(6,131)

	Czech Koruna	Buy	11/16/11	299,057	284,954	14,103

	Euro	Buy	11/16/11	183,867	205,620	(21,753)

	Hungarian Forint	Sell	11/16/11	72,579	70,387	(2,192)

	Japanese Yen	Buy	11/16/11	1,036,271	1,079,720	(43,449)

	Mexican Peso	Buy	11/16/11	74,263	71,768	2,495

	Norwegian Krone	Buy	11/16/11	16,634	15,769	865

	Russian Ruble	Sell	11/16/11	117,233	107,994	(9,239)

	Singapore Dollar	Buy	11/16/11	28,610	27,390	1,220

	South African Rand	Buy	11/16/11	94,289	92,895	1,394

	South Korean Won	Buy	11/16/11	86,886	80,170	6,716

	Swedish Krona	Sell	11/16/11	416,427	394,265	(22,162)

	Swiss Franc	Buy	11/16/11	2,101,701	2,017,611	84,090

	Taiwan Dollar	Sell	11/16/11	548,051	534,132	(13,919)

	Turkish Lira	Sell	11/16/11	292,387	271,837	(20,550)

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	11/16/11	$3,099,499	$3,227,766	$(128,267)

	Brazilian Real	Sell	11/16/11	152,694	140,604	(12,090)

	British Pound	Sell	11/16/11	3,861,961	3,778,132	(83,829)

	Canadian Dollar	Sell	11/16/11	4,336,820	4,228,655	(108,165)

	Chilean Peso	Sell	11/16/11	63,210	58,111	(5,099)

	Czech Koruna	Buy	11/16/11	142,301	135,492	6,809

	Euro	Buy	11/16/11	1,634,057	1,489,364	144,693

	Hungarian Forint	Sell	11/16/11	976,003	987,661	11,658

	Indian Rupee	Sell	11/16/11	1,066,202	1,046,057	(20,145)

	Indonesian Rupiah	Sell	11/16/11	263,078	249,728	(13,350)

	Japanese Yen	Buy	11/16/11	5,427,196	5,495,316	(68,120)

	Malaysian Ringgit	Buy	11/16/11	208,206	199,159	9,047

	Mexican Peso	Buy	11/16/11	89,552	100,092	(10,540)

	New Zealand Dollar	Buy	11/16/11	294,087	276,196	17,891

	Norwegian Krone	Buy	11/16/11	4,528,033	4,436,235	91,798

	Polish Zloty	Sell	11/16/11	219,730	192,194	(27,536)

	Russian Ruble	Buy	11/16/11	81,227	74,667	6,560

	Singapore Dollar	Sell	11/16/11	280,841	268,505	(12,336)

	South Korean Won	Buy	11/16/11	861,475	840,006	21,469

	Swedish Krona	Sell	11/16/11	4,691,162	4,508,715	(182,447)

	Swiss Franc	Sell	11/16/11	1,031,879	990,268	(41,611)

	Taiwan Dollar	Buy	11/16/11	374,239	386,338	(12,099)

	Thai Baht	Sell	11/16/11	67,732	66,496	(1,236)

	Turkish Lira	Buy	11/16/11	437,172	406,935	30,237

Citibank, N.A.

	Australian Dollar	Buy	11/16/11	5,344,689	5,208,175	136,514

	Brazilian Real	Buy	11/16/11	367,279	338,560	28,719

	British Pound	Sell	11/16/11	2,722,600	2,677,427	(45,173)

	Canadian Dollar	Sell	11/16/11	3,481,932	3,449,262	(32,670)

	Chilean Peso	Buy	11/16/11	20,990	19,285	1,705

	Czech Koruna	Sell	11/16/11	42,242	40,467	(1,775)

	Danish Krone	Buy	11/16/11	935,829	898,793	37,036

	Euro	Sell	11/16/11	17,506,721	16,987,471	(519,250)

	Hungarian Forint	Sell	11/16/11	104,077	101,066	(3,011)

	Japanese Yen	Buy	11/16/11	4,188,515	4,270,318	(81,803)

	Mexican Peso	Buy	11/16/11	215,880	209,172	6,708

	New Zealand Dollar	Buy	11/16/11	6,787	6,371	416

	Norwegian Krone	Buy	11/16/11	576,044	546,118	29,926

	Polish Zloty	Sell	11/16/11	65,332	62,055	(3,277)

	Singapore Dollar	Sell	11/16/11	81,845	78,325	(3,520)

	South African Rand	Sell	11/16/11	121,465	119,695	(1,770)

	South Korean Won	Buy	11/16/11	49,174	45,372	3,802

	Swedish Krona	Sell	11/16/11	421,643	399,584	(22,059)

	Swiss Franc	Buy	11/16/11	578,039	554,754	23,285

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Taiwan Dollar	Buy	11/16/11	$414,774	$425,241	$(10,467)

	Turkish Lira	Buy	11/16/11	110,462	102,817	7,645

Credit Suisse AG

	Australian Dollar	Buy	11/16/11	4,681,863	4,742,465	(60,602)

	Brazilian Real	Sell	11/16/11	616,467	569,025	(47,442)

	British Pound	Sell	11/16/11	1,486,619	1,502,235	15,616

	Canadian Dollar	Sell	11/16/11	5,756,050	5,639,874	(116,176)

	Chilean Peso	Sell	11/16/11	28,283	25,992	(2,291)

	Czech Koruna	Sell	11/16/11	123,622	117,861	(5,761)

	Euro	Sell	11/16/11	5,596,412	5,586,829	(9,583)

	Hungarian Forint	Sell	11/16/11	592,578	574,803	(17,775)

	Indian Rupee	Sell	11/16/11	1,290,478	1,265,841	(24,637)

	Japanese Yen	Buy	11/16/11	1,258,224	1,254,088	4,136

	Malaysian Ringgit	Sell	11/16/11	260,803	249,276	(11,527)

	Mexican Peso	Buy	11/16/11	191,591	190,695	896

	Norwegian Krone	Buy	11/16/11	4,097,871	4,192,077	(94,206)

	Polish Zloty	Sell	11/16/11	71,548	69,603	(1,945)

	Russian Ruble	Sell	11/16/11	129,665	119,166	(10,499)

	Singapore Dollar	Buy	11/16/11	448,436	428,838	19,598

	South African Rand	Buy	11/16/11	295,544	293,945	1,599

	South Korean Won	Sell	11/16/11	59,446	58,406	(1,040)

	Swedish Krona	Sell	11/16/11	2,001,748	2,098,851	97,103

	Swiss Franc	Sell	11/16/11	441,648	423,491	(18,157)

	Taiwan Dollar	Buy	11/16/11	282,954	297,388	(14,434)

	Turkish Lira	Sell	11/16/11	245,722	228,619	(17,103)

Deutsche Bank AG

	Australian Dollar	Sell	11/16/11	1,592,675	1,393,561	(199,114)

	Brazilian Real	Buy	11/16/11	333,954	309,247	24,707

	British Pound	Buy	11/16/11	1,017,498	981,394	36,104

	Canadian Dollar	Sell	11/16/11	2,789,518	2,790,473	955

	Chilean Peso	Buy	11/16/11	279,655	257,188	22,467

	Czech Koruna	Sell	11/16/11	112,121	106,868	(5,253)

	Euro	Sell	11/16/11	406,889	480,131	73,242

	Hungarian Forint	Sell	11/16/11	86,521	83,892	(2,629)

	Malaysian Ringgit	Buy	11/16/11	469,660	449,462	20,198

	Mexican Peso	Sell	11/16/11	313,602	303,572	(10,030)

	New Zealand Dollar	Sell	11/16/11	217,091	203,935	(13,156)

	Norwegian Krone	Buy	11/16/11	312,542	375,636	(63,094)

	Polish Zloty	Buy	11/16/11	224,094	222,774	1,320

	Singapore Dollar	Sell	11/16/11	151,976	145,405	(6,571)

	South Korean Won	Buy	11/16/11	681,087	673,807	7,280

	Swedish Krona	Sell	11/16/11	1,032,803	977,097	(55,706)

	Swiss Franc	Buy	11/16/11	286,798	275,151	11,647

	Taiwan Dollar	Buy	11/16/11	428,528	439,227	(10,699)

	Turkish Lira	Sell	11/16/11	169,864	157,710	(12,154)

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	11/16/11	$3,053,417	$3,107,722	$(54,305)

	British Pound	Buy	11/16/11	1,850,596	1,785,057	65,539

	Canadian Dollar	Sell	11/16/11	2,003,330	1,983,179	(20,151)

	Chilean Peso	Sell	11/16/11	85,447	78,509	(6,938)

	Euro	Sell	11/16/11	14,366,582	13,845,150	(521,432)

	Hungarian Forint	Sell	11/16/11	514,102	498,944	(15,158)

	Japanese Yen	Buy	11/16/11	3,057,654	3,116,924	(59,270)

	Norwegian Krone	Buy	11/16/11	1,131,811	1,183,041	(51,230)

	Polish Zloty	Buy	11/16/11	56,918	57,023	(105)

	South African Rand	Sell	11/16/11	124,080	122,089	(1,991)

	Swedish Krona	Sell	11/16/11	1,184,159	1,122,112	(62,047)

	Swiss Franc	Buy	11/16/11	222,761	213,661	9,100

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/16/11	4,827,707	4,800,341	27,366

	British Pound	Sell	11/16/11	3,066,354	2,954,763	(111,591)

	Canadian Dollar	Sell	11/16/11	2,691,532	2,697,199	5,667

	Euro	Sell	11/16/11	922,936	1,021,582	98,646

	Indian Rupee	Sell	11/16/11	1,613,486	1,581,792	(31,694)

	Japanese Yen	Buy	11/16/11	4,913,960	5,012,547	(98,587)

	New Zealand Dollar	Buy	11/16/11	56,394	52,942	3,452

	Norwegian Krone	Sell	11/16/11	1,921,043	1,819,634	(101,409)

	Singapore Dollar	Buy	11/16/11	375,517	359,355	16,162

	South Korean Won	Sell	11/16/11	460,192	423,669	(36,523)

	Swiss Franc	Buy	11/16/11	492,923	472,720	20,203

	Taiwan Dollar	Buy	11/16/11	77,060	75,098	1,962

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/16/11	5,828,025	5,855,834	(27,809)

	Brazilian Real	Sell	11/16/11	348,120	320,350	(27,770)

	British Pound	Sell	11/16/11	1,738,863	1,742,172	3,309

	Canadian Dollar	Sell	11/16/11	1,912,937	1,868,824	(44,113)

	Chilean Peso	Sell	11/16/11	162,497	149,274	(13,223)

	Czech Koruna	Sell	11/16/11	376,414	359,006	(17,408)

	Euro	Buy	11/16/11	1,333,560	1,047,218	286,342

	Hungarian Forint	Sell	11/16/11	714,199	734,228	20,029

	Japanese Yen	Buy	11/16/11	5,941,829	5,990,565	(48,736)

	Malaysian Ringgit	Sell	11/16/11	315,093	301,167	(13,926)

	Mexican Peso	Buy	11/16/11	534,660	517,726	16,934

	New Zealand Dollar	Buy	11/16/11	229,372	215,168	14,204

	Norwegian Krone	Buy	11/16/11	258,711	244,644	14,067

	Peruvian Nuevo Sol	Sell	11/16/11	339,804	330,783	(9,021)

	Polish Zloty	Buy	11/16/11	319,094	301,948	17,146

	Russian Ruble	Sell	11/16/11	117,233	107,757	(9,476)

	Singapore Dollar	Buy	11/16/11	260,359	248,924	11,435

	South African Rand	Buy	11/16/11	502,244	500,442	1,802

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	South Korean Won	Buy	11/16/11	$298,495	$321,821	$(23,326)

	Swedish Krona	Sell	11/16/11	199,698	188,790	(10,908)

	Swiss Franc	Buy	11/16/11	230,737	221,360	9,377

	Taiwan Dollar	Sell	11/16/11	785,212	766,268	(18,944)

	Thai Baht	Sell	11/16/11	255,975	251,141	(4,834)

	Turkish Lira	Buy	11/16/11	17,697	16,431	1,266

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/16/11	6,816,582	6,949,490	(132,908)

	Brazilian Real	Sell	11/16/11	751,860	690,667	(61,193)

	British Pound	Sell	11/16/11	14,375,040	13,884,214	(490,826)

	Canadian Dollar	Sell	11/16/11	3,506,705	3,219,671	(287,034)

	Chilean Peso	Sell	11/16/11	27,779	25,511	(2,268)

	Czech Koruna	Buy	11/16/11	327,256	311,897	15,359

	Euro	Sell	11/16/11	6,759,385	6,682,433	(76,952)

	Hungarian Forint	Sell	11/16/11	1,274,256	1,282,160	7,904

	Indian Rupee	Sell	11/16/11	784,769	770,096	(14,673)

	Japanese Yen	Buy	11/16/11	4,458,774	4,397,312	61,462

	Malaysian Ringgit	Buy	11/16/11	442,954	425,950	17,004

	Mexican Peso	Buy	11/16/11	133,658	129,919	3,739

	New Zealand Dollar	Buy	11/16/11	14,058	13,204	854

	Norwegian Krone	Buy	11/16/11	5,090,799	5,229,114	(138,315)

	Polish Zloty	Sell	11/16/11	226,762	215,380	(11,382)

	Russian Ruble	Buy	11/16/11	113,537	104,375	9,162

	Singapore Dollar	Sell	11/16/11	156,678	150,294	(6,384)

	South African Rand	Sell	11/16/11	106,462	105,055	(1,407)

	South Korean Won	Buy	11/16/11	208,751	192,503	16,248

	Swedish Krona	Sell	11/16/11	1,657,470	1,567,149	(90,321)

	Swiss Franc	Sell	11/16/11	693,009	664,990	(28,019)

	Taiwan Dollar	Buy	11/16/11	225,121	240,012	(14,891)

	Turkish Lira	Buy	11/16/11	154,478	143,805	10,673

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/16/11	7,549,163	7,493,798	55,365

	Brazilian Real	Buy	11/16/11	257,432	236,741	20,691

	British Pound	Sell	11/16/11	2,680,479	2,666,535	(13,944)

	Canadian Dollar	Sell	11/16/11	1,689,015	1,552,994	(136,021)

	Czech Koruna	Buy	11/16/11	340,504	324,661	15,843

	Euro	Sell	11/16/11	14,187,833	14,016,873	(170,960)

	Hungarian Forint	Buy	11/16/11	56,112	54,376	1,736

	Indonesian Rupiah	Sell	11/16/11	532,217	508,476	(23,741)

	Japanese Yen	Buy	11/16/11	2,184,125	2,152,434	31,691

	Malaysian Ringgit	Sell	11/16/11	138,152	132,397	(5,755)

	Mexican Peso	Sell	11/16/11	536,122	519,416	(16,706)

	Norwegian Krone	Buy	11/16/11	6,597,631	6,728,332	(130,701)

	Polish Zloty	Buy	11/16/11	183,093	190,738	(7,645)

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $331,047,421) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Russian Ruble	Sell	11/16/11	$117,230	$107,754	$(9,476)

	Singapore Dollar	Sell	11/16/11	299,090	294,133	(4,957)

	South African Rand	Sell	11/16/11	264,798	260,768	(4,030)

	South Korean Won	Buy	11/16/11	297,132	274,233	22,899

	Swedish Krona	Buy	11/16/11	438,661	507,982	(69,321)

	Swiss Franc	Sell	11/16/11	444,610	426,471	(18,139)

	Taiwan Dollar	Buy	11/16/11	46,910	66,797	(19,887)

	Thai Baht	Buy	11/16/11	706,268	695,589	10,679

	Turkish Lira	Sell	11/16/11	27,672	6,698	(20,974)

UBS AG

	Australian Dollar	Buy	11/16/11	6,694,118	6,607,872	86,246

	Brazilian Real	Sell	11/16/11	153,507	141,640	(11,867)

	British Pound	Sell	11/16/11	6,336,979	6,268,701	(68,278)

	Canadian Dollar	Sell	11/16/11	2,137,119	1,916,651	(220,468)

	Czech Koruna	Sell	11/16/11	161,641	154,133	(7,508)

	Euro	Sell	11/16/11	4,924,582	4,972,897	48,315

	Hungarian Forint	Sell	11/16/11	168,992	163,973	(5,019)

	Indian Rupee	Sell	11/16/11	927,461	912,505	(14,956)

	Japanese Yen	Sell	11/16/11	3,564,052	3,661,300	97,248

	Mexican Peso	Buy	11/16/11	68,155	66,008	2,147

	New Zealand Dollar	Buy	11/16/11	24,480	22,992	1,488

	Norwegian Krone	Buy	11/16/11	5,353,314	5,490,833	(137,519)

	Polish Zloty	Buy	11/16/11	374,630	362,199	12,431

	Russian Ruble	Buy	11/16/11	77,955	71,773	6,182

	Singapore Dollar	Sell	11/16/11	80,411	89,010	8,599

	South African Rand	Buy	11/16/11	351,806	345,774	6,032

	South Korean Won	Buy	11/16/11	130,674	120,623	10,051

	Swedish Krona	Buy	11/16/11	300,459	286,126	14,333

	Swiss Franc	Sell	11/16/11	403,704	387,446	(16,258)

	Taiwan Dollar	Buy	11/16/11	190,875	207,944	(17,069)

	Thai Baht	Buy	11/16/11	108,538	106,726	1,812

	Turkish Lira	Sell	11/16/11	33,308	11,304	(22,004)

Westpac Banking Corp.

	Australian Dollar	Buy	11/16/11	5,582,990	5,468,978	114,012

	British Pound	Buy	11/16/11	2,371,001	2,292,649	78,352

	Canadian Dollar	Sell	11/16/11	5,899,066	5,689,749	(209,317)

	Euro	Sell	11/16/11	4,775,634	4,766,906	(8,728)

	Japanese Yen	Buy	11/16/11	2,549,625	2,539,037	10,588

	New Zealand Dollar	Sell	11/16/11	132,743	124,583	(8,160)

	Norwegian Krone	Buy	11/16/11	473,514	449,082	24,432

	Swedish Krona	Buy	11/16/11	4,017	3,807	210

	Swiss Franc	Buy	11/16/11	374,648	359,547	15,101

Total						$(4,221,267)

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	2	$235,296	Dec-11	$11,292

Canadian Government Bond
10 yr (Long)	33	4,347,360	Dec-11	17,954

Euro-Bobl 5 yr (Short)	49	8,294,809	Dec-11	11,926

Euro-Bund 10 yr (Short)	64	11,996,790	Dec-11	171,872

Euro-Buxl 30 yr (Long)	6	999,751	Dec-11	(26,722)

Euro-Schatz 2 yr (Long)	21	3,187,485	Dec-11	(10,302)

Euro-Swiss Franc 3 Month (Short)	7	1,993,222	Dec-11	(15,130)

Euro-Swiss Franc 3 Month (Short)	16	4,559,580	Jun-12	(41,340)

Euro-Swiss Franc 3 Month (Short)	16	4,559,581	Dec-12	(71,645)

Euro-Swiss Franc 3 Month (Short)	16	4,558,213	Mar-12	(43,477)

Japanese Government Bond
10 yr (Long)	20	36,341,775	Dec-11	(175,405)

Japanese Government Bond
10 yr Mini (Long)	35	6,366,078	Dec-11	(24,444)

U.K. Gilt 10 yr (Short)	45	9,286,108	Dec-11	(64,327)

U.S. Treasury Bond 30 yr (Long)	15	2,085,469	Dec-11	28,989

U.S. Treasury Bond 30 yr (Long)	46	7,009,250	Dec-11	445,571

U.S. Treasury Note 10 yr (Long)	170	21,940,625	Dec-11	(96,275)

Total				$118,537

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$7,119,234	Aug-16/4.28	$771,939

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	16,876,413	Aug-16/4.35	1,894,058

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	7,119,234	Aug-16/4.28	370,841

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	16,876,413	Aug-16/5.35	520,215

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	6,440,000	Apr-12/2.4275	165,637

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	3,985,400	Aug-12/2.73	170,894

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$1,944,749	Jul-14/4.19	$224,817

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	2,333,699	Aug-14/4.20	270,772

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	777,900	Jul-14/4.34	97,428

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,944,749	Jul-14/4.35	244,858

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,944,754	Jul-14/4.3725	248,228

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,147,299	Jul-16/4.67	404,875

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,776,759	Aug-16/4.68	487,923

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	1,509,912	May-16/4.745	120,862

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,147,299	Jul-16/4.80	429,301

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,258,920	Jul-16/4.80	171,717

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,147,299	Jul-16/4.815	432,178

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	1,011,340	Feb-15/5.36	190,251

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA August 2022.	3,985,400	Aug-12/2.73	119,442

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$1,944,749	Jul-14/4.19	$62,615

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	2,333,699	Aug-14/4.20	75,075

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	777,900	Jul-14/4.34	22,771

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,944,749	Jul-14/4.35	56,569

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,944,754	Jul-14/4.3725	55,571

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,147,299	Jul-16/4.67	134,641

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,776,759	Aug-16/4.68	160,890

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	1,509,912	May-16/4.745	31,874

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,147,299	Jul-16/4.80	126,112

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,258,920	Jul-16/4.80	50,369

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,147,299	Jul-16/4.815	124,916

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	1,011,340	Feb-15/5.36	20,395

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	6,440,000	Apr-12/2.4275	165,637

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	$5,509,000	Jan-12/2.4475	$123,126

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	4,027,000	Oct-16/2.5625	86,138

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	6,692,000	Jul-12/2.6075	243,254

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,253,907	May-16/4.11	192,400

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	2,122,325	Jun-16/4.86	298,034

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,253,907	May-16/5.11	59,416

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	2,122,325	Jun-16/5.86	51,152

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,440,000	Apr-12/2.4275	165,637

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	6,692,000	Jul-12/2.6075	243,254

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	16,528,600	Aug-12/2.855	824,942

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	988,742	May-16/4.7575	79,570

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	3,774,781	May-16/4.77	305,402

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	16,528,600	Aug-12/2.855	427,264

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	988,742	May-16/4.7575	20,757

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	3,774,781	May-16/4.77	78,817

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	$6,440,000	Apr-12/2.4275	$165,637

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	6,440,000	Apr-12/2.498	187,662

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.7975% versus the
three month USD-LIBOR-BBA maturing October 2021.	1,611,000	Oct-16/2.7975	41,274

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,187,839	May-16/4.60	238,396

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	9,672,167	May-16/4.765	779,625

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 2021.	3,187,839	May-16/4.60	72,683

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	9,672,167	May-16/4.765	203,270

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	14,794,226	Dec-11/1.29	61,692

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,585,597	Nov-11/2.31	74,444

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,440,000	Apr-12/2.4275	165,637

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	5,509,000	Jan-12/2.46325	126,982

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,440,000	Apr-12/2.498	187,662

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	1,249,000	Jan-12/2.52	33,748

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,307,000	Apr-12/2.60	45,366

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	$6,692,000	Jul-12/2.61875	$246,935

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	950,000	Jul-12/2.6825	38,352

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 2021.	3,203,784	May-16/4.36	214,423

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026.	899,287	Jun-16/4.77	121,725

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	14,794,226	Dec-11/1.29	116,431

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,585,597	Nov-11/2.31	16

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026.	899,287	Jun-16/4.77	35,774

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 2021.	3,203,784	May-16/4.86	65,018

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,440,000	Apr-12/2.4275	165,637

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	5,509,000	Jan-12/2.453	124,724

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	4,482,500	Sep-15/4.04	434,695

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,907,706	Jul-14/4.29	233,164

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,806,603	Jul-14/4.36	229,090

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	$5,252,000	Aug-15/4.375	$1,302,307

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	5,252,000	Aug-15/4.46	1,361,549

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,087,351	Jul-16/4.74	410,290

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,923,729	Jul-16/4.79	397,484

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	2,265,781	Jun-16/4.815	312,719

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	599,600	Apr-12/4.8675	129,849

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	2,765,900	Feb-15/5.27	502,509

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	3,954,500	May-12/5.51	1,073,568

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	4,482,500	Sep-15/4.04	225,604

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	1,907,706	Jul-14/4.29	57,189

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	1,806,603	Jul-14/4.36	51,851

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	5,252,000	Aug-15/4.375	380,823

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	5,252,000	Aug-15/4.46	358,396

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $18,558,835) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	$3,087,351	Jul-16/4.74	$126,952

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	2,923,729	Jul-16/4.79	117,417

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	2,265,781	Jun-16/4.815	87,980

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	599,600	Apr-12/4.8675	102

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	2,765,900	Feb-15/5.27	58,504

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	3,954,500	May-12/5.51	277

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the
six month CHF-LIBOR-BBA maturing January 2014.	CHF 5,730,000	Jan-12/0.722	77,431

Total			$23,065,697

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$72,869,600	$8,376	7/8/13	0.68%	3 month USD-
				LIBOR-BBA	$(295,949)

13,057,800	—	9/23/13	3 month USD-
			LIBOR-BBA	0.45%	(24,421)

12,910,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.5075%	(9,743)

1,896,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1825%	(20,568)

18,617,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.54875%	(241)

13,717,000	—	10/5/13	3 month USD-
			LIBOR-BBA	0.597%	12,592

1,745,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.18%	(21,127)

8,108,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.30%	(9,003)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$3,136,000	$—	10/11/21	3 month USD-
				LIBOR-BBA	2.245%	$(19,289)

	2,290,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(153,161)

	6,571,000	—	10/14/26	3 month USD-
				LIBOR-BBA	2.74%	19,276

	30,907,300	(46,272)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(1,262,683)

AUD	1,080,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(86,919)

CAD	757,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	11,456

CAD	1,069,000	—	10/6/21	3 month CAD-
				BA-CDOR	2.445%	(14,090)

CAD	1,300,000	—	10/31/21	2.64%	3 month CAD-
					BA-CDOR	(3,374)

EUR	7,000,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	185,920

GBP	377,000	—	10/11/21	2.76%	6 month GBP-
					LIBOR-BBA	(3,990)

JPY	470,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	16,297

JPY	191,000,000	—	10/6/21	6 month JPY-
				LIBOR-BBA	0.98625%	(7,749)

JPY	207,000,000	—	10/13/21	0.9925%	6 month JPY-
					LIBOR-BBA	10,783

Barclays Bank PLC
	$4,785,629	43,310	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(151,689)

	1,185,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	12,036

	6,897,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	21,968

	2,178,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	36,278

	4,837,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	9,177

	10,903,500	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(11,059)

	54,416,800	21,685	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	68,804

	16,392,100	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	21,755

	4,219,000	—	9/22/21	3 month USD-
				LIBOR-BBA	2.18%	(44,100)

	375,000	—	9/22/41	2.975%	3 month USD-
					LIBOR-BBA	(1,567)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$12,910,000	$—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	$(10,146)

17,776,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(10,158)

10,171,000	—	9/28/21	2.041%	3 month USD-
				LIBOR-BBA	241,172

60,037,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(43,477)

1,844,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	(37,572)

2,305,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	(30,770)

14,370,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(5,047)

2,765,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	34,433

10,502,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(2,582)

33,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	949

5,956,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(759)

1,811,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	35,884

2,813,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	79,430

1,044,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	19,836

11,915,685	—	10/7/18	3 month USD-
			LIBOR-BBA	1.73%	(67,598)

6,029,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	10,054

7,876,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.11%	(142,947)

489,000	—	10/7/41	2.668%	3 month USD-
				LIBOR-BBA	29,099

14,975,062	73,378	10/11/16	1.97%	3 month USD-
				LIBOR-BBA	(433,023)

2,745,000	—	7/12/20	3 month USD-
			LIBOR-BBA	3.1225%	240,833

1,481,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(6,487)

3,134,000	—	10/24/13	0.648%	3 month USD-
				LIBOR-BBA	(5,371)

1,101,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(3,905)

607,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(3,336)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$15,882,000	$—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	$(25,938)

5,039,000	—	7/13/20	3 month USD-
			LIBOR-BBA	2.93%	360,088

5,100,563	(78,549)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	317,701

6,045,112	(115,159)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	354,575

7,611,000	—	7/22/21	3.049%	3 month USD-
				LIBOR-BBA	(575,182)

3,727,700	(4,923)	3/30/31	4.17%	3 month USD-
				LIBOR-BBA	(769,411)

3,885,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(4,789)

97,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.329%	(7)

741,000	—	10/28/41	3 month USD-
			LIBOR-BBA	2.9525%	(2,517)

311,000	—	10/31/21	3 month USD-
			LIBOR-BBA	2.55%	6,322

182,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	8,728

21,918,000	—	11/1/21	2.54%	3 month USD-
				LIBOR-BBA	(418,853)

8,266,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.205%	396,107

5,758,000	—	8/15/21	3 month USD-
			LIBOR-BBA	2.4875%	121,329

2,950,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(242,389)

8,043,000	—	8/17/21	3 month USD-
			LIBOR-BBA	2.39%	96,089

52,322,370 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(63,833)

1,722,000	—	8/31/21	2.348%	3 month USD-
				LIBOR-BBA	(12,308)

4,569,000	—	9/6/21	2.3875%	3 month USD-
				LIBOR-BBA	(45,431)

2,226,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.17%	(22,658)

2,226,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.18%	(20,599)

280,000	—	9/8/41	3 month USD-
			LIBOR-BBA	2.958%	496

2,032,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.186%	(17,689)

2,933,000	—	9/12/20	2.032%	3 month USD-
				LIBOR-BBA	29,219

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$4,835,000	$—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	$62,323

	888,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(4,330)

AUD	2,860,000	—	10/13/21	5.0575%	6 month AUD-
					BBR-BBSW	10,903

AUD	7,050,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(296,101)

AUD	5,360,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	349,412

AUD	1,660,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(129,855)

EUR	12,890,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	326,886

EUR	16,112,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(379,738)

EUR	1,829,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	(6,860)

EUR	2,600,000	—	9/30/21	2.578%	6 month EUR-
					EURIBOR-
					REUTERS	(4,892)

EUR	680,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	2,016

EUR	1,348,000	—	10/12/21	2.675%	6 month EUR-
					EURIBOR-
					REUTERS	(17,179)

EUR	2,650,000	—	10/14/21	6 month EUR-
				EURIBOR-
				REUTERS	2.73%	51,163

GBP	2,522,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(49,005)

GBP	612,000	—	10/3/21	2.5675%	6 month GBP-
					LIBOR-BBA	9,966

GBP	2,310,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(115,708)

GBP	1,031,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(104,573)

GBP	3,500,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	311,490

Citibank, N.A.
	$1,270,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(2,147)

	1,684,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	(24,537)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$11,162,200	$(109,970)	9/26/20	3 month USD-
				LIBOR-BBA	1.96%	$(301,653)

	1,464,100	(31,102)	9/26/26	3 month USD-
				LIBOR-BBA	2.52%	(65,681)

	23,211,000	—	9/30/18	1.73625%	3 month USD-
					LIBOR-BBA	104,043

	13,495,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.55625%	1,807

	12,500,000	—	10/3/20	2.04%	3 month USD-
					LIBOR-BBA	138,289

	11,396,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.159%	(152,029)

	802,000	—	10/3/41	2.804%	3 month USD-
					LIBOR-BBA	25,270

	592,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(10,828)

	1,481,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(6,487)

	2,738,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	13,098

	1,991,000	—	10/28/13	0.62875%	3 month USD-
					LIBOR-BBA	(2,455)

	5,277,000	—	8/5/16	3 month USD-
				LIBOR-BBA	1.4925%	80,103

	55,262,800	113,285	8/25/20	3 month USD-
				LIBOR-BBA	2.10%	(34,207)

	33,366,700	(86,419)	8/25/21	2.24%	3 month USD-
					LIBOR-BBA	(1,259)

	8,972,000	578,245	8/17/21	4.49%	3 month USD-
					LIBOR-BBA	(1,260,957)

SEK	6,190,200	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	5,328

SEK	6,173,000	—	10/4/21	2.50%	3 month SEK-
					STIBOR-SIDE	9,861

SEK	14,642,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(114,263)

SEK	15,721,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(123,067)

Credit Suisse International
	$1,365,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	(10,608)

	16,960,700	—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	14,686

	1,090,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	14,261

	7,226,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(3,463)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$17,500,000	$—	10/3/20	2.055%	3 month USD-
					LIBOR-BBA	$171,700

	15,954,400	—	10/3/21	3 month USD-
				LIBOR-BBA	2.172%	(193,853)

	9,300,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(54,684)

	4,368,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.65375%	8,627

	1,481,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(6,487)

	11,512,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.68%	28,661

	1,037,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	4,961

	16,862,100	(3,450)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(741,023)

	8,610,000	—	10/31/13	3 month USD-
				LIBOR-BBA	0.65%	14,449

	14,710,000	—	11/1/13	3 month USD-
				LIBOR-BBA	0.63%	18,829

	5,073,000	—	11/2/13	0.5825%	3 month USD-
					LIBOR-BBA	(1,623)

	6,693,000	—	11/2/13	0.56%	3 month USD-
					LIBOR-BBA	870

	14,059,900	(29,471)	8/15/41	3.24%	3 month USD-
					LIBOR-BBA	(890,780)

	79,000	—	8/18/41	3 month USD-
				LIBOR-BBA	3.3688%	6,901

	223,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(6,087)

	106,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(908)

	21,148,500	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(313,129)

	6,736,000	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	443,997

	2,226,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(22,658)

	858,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	1,324

CHF	3,548,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(27,145)

CHF	931,000	—	10/5/21	6 month CHF-
				LIBOR-BBA	1.44%	(3,481)

CHF	525,000	—	10/7/21	1.465%	6 month CHF-
					LIBOR-BBA	555

CHF	716,000	—	10/10/21	1.45%	6 month CHF-
					LIBOR-BBA	2,128

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	910,000	$—	10/14/21	1.535%	6 month CHF-
					LIBOR-BBA	$(5,048)

CHF	8,430,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(225,369)

EUR	10,400,000	—	9/30/14	6 month EUR-
				EURIBOR-
				REUTERS	1.615%	1,722

GBP	1,230,000	—	10/12/21	6 month GBP-
				LIBOR-BBA	2.7875%	17,753

GBP	2,311,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	90,782

MXN	16,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	51,956

Deutsche Bank AG
	$538,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.145%	(6,982)

	1,584,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	(500)

	4,142,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(2,226)

	7,530,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(144,195)

	17,776,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(10,158)

	1,380,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	(17,154)

	1,896,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	(19,707)

	20,000,000	—	10/3/20	2.034%	3 month USD-
					LIBOR-BBA	231,355

	18,233,600	—	10/3/21	3 month USD-
				LIBOR-BBA	2.153%	(253,359)

	2,380,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	523

	44,090,100	—	10/7/14	3 month USD-
				LIBOR-BBA	0.792%	124,096

	46,095,738	—	10/7/16	1.3045%	3 month USD-
					LIBOR-BBA	(74,365)

	300,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(5,682)

	29,393,400	—	10/7/14	3 month USD-
				LIBOR-BBA	0.787%	78,341

	30,730,492	—	10/7/16	1.30125%	3 month USD-
					LIBOR-BBA	(44,593)

	13,557,570	—	10/7/16	1.303%	3 month USD-
					LIBOR-BBA	(20,774)

	14,563,615	—	10/7/18	3 month USD-
				LIBOR-BBA	1.7265%	(86,004)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$1,481,000 E	$—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	$(6,487)

1,203,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	2,310

2,306,000	—	10/14/41	2.94375%	3 month USD-
				LIBOR-BBA	8,925

11,035,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	18,628

2,305,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.21%	112,807

19,258,800	(10,506)	7/18/14	0.96%	3 month USD-
				LIBOR-BBA	(216,176)

3,425,300	5,213	7/18/21	3 month USD-
			LIBOR-BBA	3.04%	262,351

17,807,000	—	8/12/16	3 month USD-
			LIBOR-BBA	1.255%	54,715

2,065,000	—	11/2/21	2.365%	3 month USD-
				LIBOR-BBA	(6,236)

7,990,600	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(588,894)

6,992,300	—	8/16/16	3 month USD-
			LIBOR-BBA	1.24%	13,201

1,109,800	—	8/16/41	3.36%	3 month USD-
				LIBOR-BBA	(95,132)

10,651,500	—	8/17/18	1.84%	3 month USD-
				LIBOR-BBA	(64,083)

1,591,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(139,377)

5,287,300	—	8/22/21	3 month USD-
			LIBOR-BBA	2.218%	(22,821)

5,484,200	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(5,418)

9,205,300	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(3,640)

5,911,700	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	165,604

11,659,100	—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	(144,273)

4,530,100	—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	275,004

8,745,100	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	(58,036)

5,154,000	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(120,212)

4,969,000	—	9/14/16	1.175%	3 month USD-
				LIBOR-BBA	15,668

4,224,564	(72,029)	7/21/21	3 month USD-
			LIBOR-BBA	3.55%	442,419

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$4,223,397	$(135,149)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	$853,757

EUR	8,570,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(1,056,298)

KRW	1,435,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(7,093)

KRW	1,432,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(32,925)

KRW	1,432,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(32,341)

KRW	1,420,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(32,323)

MXN	16,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	56,991

Goldman Sachs International
	$6,897,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	14,064

	2,178,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	42,938

	697,000	—	9/20/41	3 month USD-
				LIBOR-BBA	3.065%	15,816

	12,386,300	—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	10,725

	3,344,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	(32,204)

	11,895,900	—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	15,662

	11,397,800	—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(20,830)

	10,404,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(8,176)

	6,159,000	—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(202,959)

	9,471,563	(344,291)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	1,650,248

	1,624,000	—	9/28/41	2.69625%	3 month USD-
					LIBOR-BBA	86,220

	17,281,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.5125%	(12,146)

	100,000	—	9/29/41	3 month USD-
				LIBOR-BBA	2.87%	(1,772)

	2,141,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.15125%	(29,294)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$1,553,000	$—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	$271

2,928,000	—	10/7/14	3 month USD-
			LIBOR-BBA	0.7775%	6,980

2,936,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.16%	(40,922)

1,481,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(6,487)

5,888,900	—	7/19/21	3 month USD-
			LIBOR-BBA	3.075%	460,606

53,836,700	(22,886)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	1,669,501

1,203,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	2,310

2,780,000	—	10/14/21	3 month USD-
			LIBOR-BBA	2.3745%	15,237

3,098,000	—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	(13,389)

396,000	—	10/17/13	3 month USD-
			LIBOR-BBA	0.65375%	755

2,273,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	4,686

3,473,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(28,835)

5,742,000	—	10/21/13	3 month USD-
			LIBOR-BBA	0.632%	8,210

2,482,000	—	10/21/21	3 month USD-
			LIBOR-BBA	2.36%	8,811

290,000	—	10/21/41	2.94125%	3 month USD-
				LIBOR-BBA	1,421

10,467,600 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(55,060)

6,497,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	535,660

9,669,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(764,600)

5,797,400	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(37,904)

3,245,000	—	10/26/13	0.64875%	3 month USD-
				LIBOR-BBA	(5,517)

879,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.3825%	4,554

2,427,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.005%	18,633

329,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.415%	2,683

1,263,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.0375%	18,038

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$224,000	$—	10/27/21	3 month USD-
				LIBOR-BBA	2.435%	$2,218

	6,015,300	—	10/31/41	3.10275%	3 month USD-
					LIBOR-BBA	(166,372)

	943,600	—	8/15/41	3.2475%	3 month USD-
					LIBOR-BBA	(59,254)

	2,830,800	—	8/15/41	3.365%	3 month USD-
					LIBOR-BBA	(245,809)

	4,823,200	—	8/16/21	3 month USD-
				LIBOR-BBA	2.47%	93,548

	1,310,000	—	8/18/21	2.3425%	3 month USD-
					LIBOR-BBA	(9,825)

	70,000	—	8/24/41	3 month USD-
				LIBOR-BBA	3.075%	1,875

	1,280,000	—	8/24/21	2.2625%	3 month USD-
					LIBOR-BBA	500

	10,280,000	—	8/24/16	3 month USD-
				LIBOR-BBA	1.235%	12,719

	1,725,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(12,449)

	39,000	—	9/1/41	3.195%	3 month USD-
					LIBOR-BBA	(1,978)

	1,524,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	3,041

	426,000	—	9/13/21	2.16625%	3 month USD-
					LIBOR-BBA	4,661

	415,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(6,088)

EUR	5,540,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	162,031

EUR	2,600,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(7,209)

EUR	17,300,000	—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	(3,443)

EUR	6,700,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(18,576)

EUR	640,000	—	10/6/21	2.439%	6 month EUR-
					EURIBOR-
					REUTERS	10,129

EUR	9,320,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(172,679)

GBP	1,987,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	17,348

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	1,031,000	$—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	$(21,889)

GBP	1,879,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(3,263)

GBP	451,000	—	10/6/21	2.525%	6 month GBP-
					LIBOR-BBA	10,934

GBP	1,804,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(113,996)

GBP	1,804,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(98,100)

JPY	1,370,000,000	—	9/15/14	0.361%	6 month JPY-
					LIBOR-BBA	3,524

JPY	411,000,000	—	9/15/41	6 month JPY-
				LIBOR-BBA	1.768%	(90,487)

KRW	4,416,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	26,395

KRW	4,422,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(87,029)

KRW	1,372,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(30,254)

KRW	3,315,142,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	42,257

SEK	7,780,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(3,417)

JPMorgan Chase Bank, N.A.
	$18,700,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(112,200)

	13,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(84,529)

	14,247,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(9,189)

	17,776,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(10,158)

	2,986,000	(100,031)	9/8/41	3 month USD-
				LIBOR-BBA	4.0275%	557,295

	4,469,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(349,132)

	4,446,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	(49,159)

	1,880,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.203%	(16,865)

	3,556,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.184%	(39,298)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$6,370,000	$—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	$3,783

1,372,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.068%	(30,181)

131,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.2395%	(872)

1,481,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(6,487)

13,218,000	—	10/14/13	0.677%	3 month USD-
				LIBOR-BBA	(31,581)

1,701,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	8,137

6,315,000	—	10/19/21	3 month USD-
			LIBOR-BBA	2.387%	39,147

6,015,300	—	10/31/41	3.235%	3 month USD-
				LIBOR-BBA	(328,304)

1,986,200	—	11/1/21	2.445%	3 month USD-
				LIBOR-BBA	(20,676)

23,439,000	—	11/2/13	0.5925%	3 month USD-
				LIBOR-BBA	(12,188)

106,665,600	23,471	8/3/13	0.59%	3 month USD-
				LIBOR-BBA	(136,439)

121,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(8,833)

1,282,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	37,862

1,326,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	18,232

2,216,000	—	9/2/21	3 month USD-
			LIBOR-BBA	2.35%	15,215

7,367,000	461,727	7/26/21	4.46%	3 month USD-
				LIBOR-BBA	(1,049,093)

7,367,000	462,648	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(1,092,312)

11,050,500	699,303	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(1,855,805)

206,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	10,096

7,851,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	(117,013)

8,668,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	102,546

804,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(5,258)

1,298,000	—	9/19/21	3 month USD-
			LIBOR-BBA	2.266%	(3,043)

1,180,000	—	9/19/16	3 month USD-
			LIBOR-BBA	1.231%	(899)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
CAD	3,500,000	$—	9/21/14	1.21561%	3 month CAD-
					BA-CDOR	$9,097

CAD	1,100,000	—	9/21/41	3 month CAD-
				BA-CDOR	2.78311%	(92,925)

CAD	2,745,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	46,989

CAD	4,935,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(84,478)

CAD	1,060,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	18,145

CAD	1,420,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(21,784)

CAD	1,514,000	—	10/7/21	3 month CAD-
				BA-CDOR	2.5125%	(10,980)

CAD	1,606,000	—	10/14/21	3 month CAD-
				BA-CDOR	2.6575%	8,606

EUR	12,890,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	352,648

EUR	12,890,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(315,958)

GBP	642,000	—	10/14/21	2.812%	6 month GBP-
					LIBOR-BBA	(11,369)

JPY	901,000,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	131,336

JPY	149,300,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	94,695

JPY	230,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(119,710)

JPY	369,130,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(54,425)

JPY	368,110,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	35,146

JPY	89,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	31,425

JPY	120,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(13,295)

JPY	178,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(3,977)

MXN	5,961,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(16,334)

MXN	7,709,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(20,995)

MXN	2,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	8,639

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
MXN	28,320,000	$—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	$(19,393)

MXN	7,040,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	16,197

UBS, AG
AUD	2,452,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(61,759)

AUD	2,191,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	20,557

CHF	12,609,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(182,285)

Total						$(8,536,015)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$277,345	1/12/40	5.00% (1 month	Synthetic MBX	$1,948
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

2,040,000	4/7/16	(2.63%)	USA Non Revised	(36,798)
			Consumer Price
			Index — Urban (CPI-U)

915,587	1/12/41	4.50% (1 month	Synthetic MBX	6,192
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

1,772,478	1/12/40	4.50% (1 month	Synthetic MBX	10,881
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

3,143,768	1/12/40	4.50% (1 month	Synthetic MBX	19,299
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

5,836,883	1/12/41	5.00% (1 month	Synthetic MBX	36,435
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,171,979	1/12/41	5.00% (1 month	Synthetic MBX	7,316
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

			Fixed payments	Total return	Unrealized
	Swap counterparty /	Termination	received (paid) by	received by	appreciation/
	Notional amount	date	fund per annum	or paid by fund	(depreciation)

	Barclays Bank PLC cont.
	$243,027	1/12/40	5.00% (1 month	Synthetic MBX	$1,707
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	787,912	1/12/40	5.00% (1 month	Synthetic MBX	5,535
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	571,499	1/12/40	5.00% (1 month	Synthetic MBX	4,015
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	2,335,191	1/12/41	5.00% (1 month	Synthetic TRS	7,192
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

	Citibank, N.A.
	432,141	1/12/41	5.00% (1 month	Synthetic MBX	2,697
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	2,830,180	1/12/40	5.00% (1 month	Synthetic TRS	18,904
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	Credit Suisse International
	1,884,917	1/12/41	4.50% (1 month	Synthetic MBX	8,913
			USD-LIBOR)	Index 4.50%
				30 year Ginnie
				Mae II pools

	588,394	1/12/40	5.00% (1 month	Synthetic TRS	3,930
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	Deutsche Bank AG
	2,139,948	1/12/39	(6.00%) 1 month	Synthetic TRS	18,012
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

	Goldman Sachs International
	1,170,000	3/1/16	2.47%	USA Non Revised	9,442
				Consumer Price
				Index — Urban (CPI-U)

	877,500	3/3/16	2.45%	USA Non Revised	6,204
				Consumer Price
				Index — Urban (CPI-U)

EUR	3,906,000	10/18/13	(1.7775%)	Eurostat Eurozone	(9,783)
				HICP excluding
				tobacco

Total					$122,041

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/11

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(4,451)	$500,000	12/20/19	(100 bp)	$67,934

Total						$67,934

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$10,730,136	$—

Corporate bonds and notes	—	78,444,984	—

Foreign government and agency bonds and notes	—	113,353,063	—

Mortgage-backed securities	—	72,265,168	956,706

Municipal bonds and notes	—	547,736	—

Purchased options outstanding	—	11,198,662	—

Senior loans	—	175,162	—

U.S. government agency mortgage obligations	—	10,020,408	—

Short-term investments	68,002,293	33,256,854	—

Totals by level	$68,002,293	$329,992,173	$956,706

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(4,221,267)	$—

Futures contracts	118,537	—	—

Written options	—	(23,065,697)	—

Interest rate swap contracts	—	(9,836,449)	—

Total return swap contracts	—	122,041	—

Credit default contracts	—	72,385	—

Totals by level	$118,537	$(36,928,987)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $325,235,609)	$330,948,879
Affiliated issuers (identified cost $68,002,293) (Note 6)	68,002,293

Foreign currency (cost $49,757) (Note 1)	49,767

Interest and other receivables	3,006,537

Receivable for shares of the fund sold	2,451,964

Receivable for investments sold	2,031,204

Receivable for sales of delayed delivery securities (Note 1)	34,083

Premium paid on swap contracts (Note 1)	1,194,658

Unrealized appreciation on swap contracts (Note 1)	14,709,059

Receivable for variation margin (Note 1)	72,453

Unrealized appreciation on forward currency contracts (Note 1)	2,591,189

Total assets	425,092,086

LIABILITIES

Payable to custodian	1,920

Payable for investments purchased	2,940,579

Payable for purchases of delayed delivery securities (Note 1)	8,422,536

Payable for shares of the fund repurchased	2,156,708

Payable for compensation of Manager (Note 2)	167,188

Payable for investor servicing fees (Note 2)	43,219

Payable for custodian fees (Note 2)	35,516

Payable for Trustee compensation and expenses (Note 2)	93,585

Payable for administrative services (Note 2)	1,323

Payable for distribution fees (Note 2)	93,246

Unrealized depreciation on forward currency contracts (Note 1)	6,812,456

Written options outstanding, at value (premiums received $18,558,835) (Notes 1 and 3)	23,065,697

Premium received on swap contracts (Note 1)	2,490,641

Unrealized depreciation on swap contracts (Note 1)	23,055,099

Other accrued expenses	56,429

Total liabilities	69,436,142

Net assets	$355,655,944

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$359,971,753

Undistributed net investment income (Note 1)	11,027,055

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,098,973)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(11,243,891)

Total — Representing net assets applicable to capital shares outstanding	$355,655,944

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($215,202,414 divided by 17,106,526 shares)	$12.58

Offering price per class A share (100/96.00 of $12.58)*	$13.10

Net asset value and offering price per class B share ($11,498,752 divided by 918,023 shares)**	$12.53

Net asset value and offering price per class C share ($36,263,540 divided by 2,894,394 shares)**	$12.53

Net asset value and redemption price per class M share ($16,402,732 divided by 1,315,466 shares)	$12.47

Offering price per class M share (100/96.75 of $12.47)†	$12.89

Net asset value, offering price and redemption price per class R share
($3,657,690 divided by 291,264 shares)	$12.56

Net asset value, offering price and redemption price per class Y share
($72,630,816 divided by 5,772,231 shares)	$12.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $24,574) (including interest income of $30,368
from investments in affiliated issuers) (Note 6)	$12,673,473

EXPENSES

Compensation of Manager (Note 2)	1,473,965

Investor servicing fees (Note 2)	371,270

Custodian fees (Note 2)	114,000

Trustee compensation and expenses (Note 2)	20,764

Administrative services (Note 2)	7,442

Distribution fees — Class A (Note 2)	456,708

Distribution fees — Class B (Note 2)	99,840

Distribution fees — Class C (Note 2)	207,824

Distribution fees — Class M (Note 2)	83,646

Distribution fees — Class R (Note 2)	14,659

Auditing	161,867

Other	197,423

Total expenses	3,209,408

Expense reduction (Note 2)	(1,285)

Net expenses	3,208,123

Net investment income	9,465,350

Net realized gain on investments (Notes 1 and 3)	3,014,852

Net realized gain on swap contracts (Note 1)	1,159,259

Net realized loss on futures contracts (Note 1)	(4,426,651)

Net realized gain on foreign currency transactions (Note 1)	3,659,172

Net realized gain on written options (Notes 1 and 3)	4,161,213

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(6,234,608)

Net unrealized depreciation of investments, futures contracts, swap contracts, and written
options during the year	(9,366,052)

Net loss on investments	(8,032,815)

Net increase in net assets resulting from operations	$1,432,535

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$9,465,350	$11,114,026

Net realized gain on investments
and foreign currency transactions	7,567,845	23,700,990

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(15,600,660)	(11,405,083)

Net increase in net assets resulting from operations	1,432,535	23,409,933

Distributions to shareholders (Note 1):
from ordinary income
net investment income

Class A	(10,804,999)	(16,673,420)

Class B	(521,610)	(1,052,670)

Class C	(1,075,354)	(952,758)

Class M	(959,410)	(2,318,695)

Class R	(167,931)	(184,915)

Class Y	(2,088,110)	(1,361,230)

Increase in capital from settlement payments (Note 8)	29,274	1,873

Redemption fees (Note 1)	5,174	24,848

Increase from capital share transactions (Note 4)	156,216,686	62,213,630

Total increase in net assets	142,066,255	63,106,596

NET ASSETS

Beginning of year	213,589,689	150,483,093

End of year (including undistributed net investment income of
$11,027,055 and $11,542,118, respectively)	$355,655,944	$213,589,689

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
October 31, 2011	$13.15	.47	(.27)	.20	(.77)	(.77)	— [e]	— [e,f]	$12.58	1.55	$215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13 [h]	4.96 [h]	182
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [e]	—	12.68	8.76	91,616	1.16 [h]	3.82 [h]	103

Class B
October 31, 2011	$13.10	.38	(.28)	.10	(.67)	(.67)	— [e]	— [e,f]	$12.53	.81	$11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [e]	—	10.44	(13.40)	9,559	1.88 [h]	4.24 [h]	182
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [e]	—	12.64	7.97	10,644	1.91 [h]	3.09 [h]	103

Class C
October 31, 2011	$13.10	.35	(.24)	.11	(.68)	(.68)	— [e]	— [e,f]	$12.53	.83	$36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 [h]	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [e]	—	10.44	(13.45)	3,887	1.88 [h]	4.21 [h]	182
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [e]	—	12.65	7.96	2,830	1.91 [h]	3.07 [h]	103

Class M
October 31, 2011	$13.04	.45	(.28)	.17	(.74)	(.74)	— [e]	— [e,f]	$12.47	1.30	$16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [e]	—	10.40	(13.01)	16,798	1.38 [h]	4.70 [h]	182
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [e]	—	12.60	8.54	20,088	1.41 [h]	3.58 [h]	103

Class R
October 31, 2011	$13.14	.44	(.28)	.16	(.74)	(.74)	— [e]	— [e,f]	$12.56	1.25	$3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [e]	—	10.46	(13.01)	527	1.38 [h]	4.69 [h]	182
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [e]	—	12.67	8.42	422	1.41 [h]	3.52 [h]	103

Class Y
October 31, 2011	$13.16	.46	(.24)	.22	(.80)	(.80)	— [e]	— [e,f]	$12.58	1.74	$72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	(.79)	— [e]	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429	.88 [h]	5.24 [h]	182
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [e]	—	12.70	9.12	3,228	.91 [h]	4.06 [h]	103

84	85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.02%

October 31, 2009	0.32

October 31, 2008	0.33

October 31, 2007	0.34

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide that are investment-grade in quality and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as junk bonds) that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may invest in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 740 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $234,100,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $266,500,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $43,700,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,420,500,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund entered into credit default contracts to hedge credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $600,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,584,640 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30,973,573 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $27,482,542.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $2,479,422 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, interest-only securities and receivable purchase agreement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,637,001 to increase undistributed net investment income and $29,439 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $5,607,562.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,011,456
Unrealized depreciation	(12,638,619)

Net unrealized appreciation	4,372,837
Undistributed ordinary income	6,187,184
Capital loss carryforward	(2,479,422)
Cost for federal income tax purposes	$394,578,335

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion,
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,285 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $103,498 and $1,837 from the sale of class A and class M shares, respectively, and received $13,628 and $2,273 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $469 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $396,602,074 and $266,424,981, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,070,938 and $2,890,275, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received
Written options outstanding at the	USD	211,739,880	$13,211,141
beginning of the reporting period	CHF	—	$—

Options opened	USD	398,970,398	15,164,268
	CHF	22,920,000	25,023

Options exercised	USD	(200,681,776)	(9,163,617)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(16,292,200)	(660,649)
	CHF	(17,190,000)	(17,331)

Written options outstanding at the	USD	393,736,302	$18,551,143
end of the reporting period	CHF	5,730,000	$7,692

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	8,824,334	$114,266,603	4,913,329	$62,466,802

Shares issued in connection with
reinvestment of distributions	704,266	9,043,651	1,144,209	14,330,763

	9,528,600	123,310,254	6,057,538	76,797,565

Shares repurchased	(4,408,446)	(56,708,555)	(2,608,639)	(32,998,116)

Net increase	5,120,154	$66,601,699	3,448,899	$43,799,449

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	467,208	$6,004,113	356,314	$4,514,207

Shares issued in connection with
reinvestment of distributions	31,271	399,854	66,525	830,123

	498,479	6,403,967	422,839	5,344,330

Shares repurchased	(301,981)	(3,881,358)	(318,409)	(4,019,111)

Net increase	196,498	$2,522,609	104,430	$1,325,219

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	2,293,327	$29,595,615	780,219	$9,927,946

Shares issued in connection with
reinvestment of distributions	63,327	808,933	58,789	734,399

	2,356,654	30,404,548	839,008	10,662,345

Shares repurchased	(507,879)	(6,487,235)	(130,537)	(1,653,709)

Net increase	1,848,775	$23,917,313	708,471	$9,008,636

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	132,302	$1,701,315	108,717	$1,367,794

Shares issued in connection with
reinvestment of distributions	9,717	123,723	17,969	223,210

	142,019	1,825,038	126,686	1,591,004

Shares repurchased	(143,062)	(1,822,950)	(239,702)	(3,008,950)

Net increase (decrease)	(1,043)	$2,088	(113,016)	$(1,417,946)

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	188,893	$2,429,018	142,751	$1,811,259

Shares issued in connection with
reinvestment of distributions	9,373	120,219	12,328	154,106

	198,266	2,549,237	155,079	1,965,365

Shares repurchased	(79,386)	(1,028,035)	(45,747)	(573,530)

Net increase	118,880	$1,521,202	109,332	$1,391,835

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,703,294	$86,516,493	768,482	$9,938,529

Shares issued in connection with
reinvestment of distributions	112,282	1,441,846	93,150	1,165,870

	6,815,576	87,958,339	861,632	11,104,399

Shares repurchased	(2,059,639)	(26,306,564)	(239,169)	(2,997,962)

Net increase	4,755,937	$61,651,775	622,463	$8,106,437

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$72,385	Payables	$—

Foreign exchange
contracts	Receivables	2,591,189	Payables	6,812,456

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	27,453,747*	(depreciation)	48,916,653*

Total		$30,117,321		$55,729,109

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$19,824	$19,824

Foreign exchange
contracts	—	—	3,448,149	—	$3,448,149

Interest rate contracts	2,384,314	(4,426,651)	—	1,139,435	$(902,902)

Total	$2,384,314	$(4,426,651)	$3,448,149	$1,159,259	$2,565,071

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$11,119	$11,119

Foreign exchange
contracts	—	—	(6,201,760)	—	$(6,201,760)

Interest rate contracts	(2,601,670)	1,424,223	—	(4,100,798)	$(5,278,245)

Total	$(2,601,670)	$1,424,223	$(6,201,760)	$(4,089,679)	$(11,468,886)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $30,368 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $236,123,396 and $220,260,107, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $28,748 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $526 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,804,962 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN031
270986 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$149,859	$--	$10,944	$ —
October 31, 2010	$132,274	$--	$10,231	$206*

*	Includes fees of $206 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $188,326 and $410,090 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$157,505	$ —	$ —

October 31, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011